Exhibit 10.1 CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. IN THIS EXHIBIT, “[***]” INDICATES WHERE SUCH INFORMATION HAS BEEN OMITTED. TRADITIONAL ROYALTY PURCHASE AGREEMENT BY AND BETWEEN DARÉ BIOSCIENCE, INC., AS THE SELLER, AND AND XOMA (US) LLC, AS THE BUYER DATED AS OF APRIL 29, 2024

Table of Contents Page -i- ARTICLE 1 DEFINED TERMS AND RULES OF CONSTRUCTION .......................................................1 Section 1.1 Definitions .................................................................................................1 Section 1.2 Certain Interpretations ...................................................................................8 Section 1.3 Headings .................................................................................................. 10 ARTICLE 2 PURCHASE, SALE AND ASSIGNMENT OF THE PURCHASED RECEIVABLES .................. 10 Section 2.1 Closing; Purchase Price ............................................................................... 10 Section 2.2 Additional Contingent Purchase Price Payments ................................................ 10 Section 2.3 No Assumed Obligations; Excluded Assets ...................................................... 10 Section 2.4 True Sale ................................................................................................. 10 ARTICLE 3 CLOSING .................................................................................................................. 11 Section 3.1 Closing; Payment of Purchase Price. ............................................................... 11 Section 3.2 Licensee Instruction .................................................................................... 11 Section 3.3 Bill of Sale ............................................................................................... 11 Section 3.4 Bilateral Common Interest and Joint Privilege Agreement .................................... 11 Section 3.5 Escrow Agreement ..................................................................................... 11 Section 3.6 Seller Form W-9 ........................................................................................ 11 Section 3.7 Buyer Form W-9 ........................................................................................ 12 Section 3.8 Legal Opinion ........................................................................................... 12 Section 3.9 Data Room ............................................................................................... 12 Section 3.10 Expenses .................................................................................................. 12 ARTICLE 4 SELLER’S REPRESENTATIONS AND WARRANTIES ..................................................... 12 Section 4.1 Existence; Good Standing ............................................................................ 12 Section 4.2 Authorization ............................................................................................ 12 Section 4.3 Enforceability............................................................................................ 12 Section 4.4 No Conflicts ............................................................................................. 12 Section 4.5 Consents .................................................................................................. 12 Section 4.6 No Litigation ............................................................................................ 13 Section 4.7 Compliance with Laws ................................................................................ 13 Section 4.8 License Agreement ..................................................................................... 13 Section 4.9 In-Licenses ............................................................................................... 15 Section 4.10 Title to Purchased Receivables ...................................................................... 16

Table of Contents (continued) Page -ii- Section 4.11 Intellectual Property .................................................................................... 16 Section 4.12 UCC Representation and Warranties ............................................................... 17 Section 4.13 Brokers’ Fees ............................................................................................ 17 Section 4.14 Taxes ...................................................................................................... 18 Section 4.15 Right to Sell the Purchased Receivables ........................................................... 18 Section 4.16 No Implied Representations and Warranties ...................................................... 18 ARTICLE 5 BUYER’S REPRESENTATIONS AND WARRANTIES ...................................................... 18 Section 5.1 Existence; Good Standing ............................................................................ 18 Section 5.2 Authorization ............................................................................................ 18 Section 5.3 Enforceability............................................................................................ 18 Section 5.4 No Conflicts ............................................................................................. 18 Section 5.5 Consents .................................................................................................. 19 Section 5.6 No Litigation ............................................................................................ 19 Section 5.7 Financing ................................................................................................. 19 Section 5.8 Brokers’ Fees ............................................................................................ 19 ARTICLE 6 COVENANTS ..................................................................................................... 19 Section 6.1 Disclosures ............................................................................................... 19 Section 6.2 Payments Received In Error .......................................................................... 19 Section 6.3 Royalty Reduction and Milestone Reduction ..................................................... 20 Section 6.4 Late Fee ................................................................................................... 20 Section 6.5 Reports and Communications with Licensee or the DTM Licensors ........................ 20 Section 6.6 Option Payment ......................................................................................... 20 Section 6.7 Inspections and Audits of Licensee ................................................................. 20 Section 6.8 Amendment or Waiver of Related Agreements .................................................. 21 Section 6.9 Assignment of Related Agreements and Product Patents ...................................... 21 Section 6.10 Maintenance of Related Agreements ............................................................... 21 Section 6.11 Enforcement of Related Agreements ............................................................... 21 Section 6.12 Termination of Related Agreements ................................................................ 21 Section 6.13 New Arrangements. .................................................................................... 21 Section 6.14 No Impairment of the Purchased Receivables .................................................... 23 Section 6.15 Enforcement; Defense; Prosecution and Maintenance.......................................... 23

Table of Contents (continued) Page -iii- Section 6.16 UiE Agreement Tranches ............................................................................. 24 Section 6.17 Further Assurances ..................................................................................... 24 Section 6.18 Tax Matters .............................................................................................. 24 ARTICLE 7 CONFIDENTIALITY ................................................................................................... 25 Section 7.1 Confidentiality .......................................................................................... 25 Section 7.2 License Agreement Terms ............................................................................ 25 Section 7.3 License Agreement Terms ............................................................................ 26 Section 7.4 Termination of Confidentiality Agreement ....................................................... 26 ARTICLE 8 INDEMNIFICATION ................................................................................................... 26 Section 8.1 General Indemnity ...................................................................................... 26 Section 8.2 Notice of Claims ........................................................................................ 26 Section 8.3 Limitations on Liability ............................................................................... 27 Section 8.4 Third Party Claims ..................................................................................... 27 Section 8.5 Exclusive Remedy ...................................................................................... 28 Section 8.6 Time Limitations........................................................................................ 28 Section 8.7 Tax Treatment for Indemnification Payments .................................................... 28 ARTICLE 9 TERMINATION ......................................................................................................... 28 Section 9.1 Grounds for Termination .............................................................................. 28 Section 9.2 Automatic Termination ................................................................................ 28 Section 9.3 Survival ................................................................................................... 28 ARTICLE 10 MISCELLANEOUS ................................................................................................... 29 Section 10.1 Notices .................................................................................................... 29 Section 10.2 Expenses .................................................................................................. 30 Section 10.3 Assignment............................................................................................... 30 Section 10.4 Amendment and Waiver .............................................................................. 30 Section 10.5 Entire Agreement ....................................................................................... 31 Section 10.6 No Third Party Beneficiaries ......................................................................... 31 Section 10.7 Governing Law .......................................................................................... 31 Section 10.8 JURISDICTION; VENUE............................................................................ 31 Section 10.9 Severability .............................................................................................. 31 Section 10.10 Specific Performance .................................................................................. 32

Table of Contents (continued) Page -iv- Section 10.11 Counterparts ............................................................................................. 32 Section 10.12 Relationships of the Parties ........................................................................... 32 Index of Exhibits Exhibit A: Wire Transfer Instructions Exhibit B: Form of Bill of Sale Exhibit C: Form of Licensee Instruction Letter Exhibit D: Form of Bilateral Common Interest and Joint Privilege Agreement Exhibit E: Form of Legal Opinion Exhibit F: License Agreement Exhibit G: TriLogic License Exhibit H: DTM License Exhibit I: UiE Agreement

TRADITIONAL ROYALTY PURCHASE AGREEMENT This TRADITIONAL ROYALTY PURCHASE AGREEMENT, dated as of April 29, 2024 (this “Agreement”), is made and entered into by and between Daré Bioscience, Inc., a Delaware corporation (the “Seller”) and XOMA (US) LLC, a Delaware limited liability company (the “Buyer”). Unless otherwise defined in this Agreement, capitalized terms have the meanings ascribed to them in Section 1.1 below. RECITALS: WHEREAS, TriLogic Pharma, LLC, a Delaware limited liability company (“TriLogic”) and MilanaPharm LLC, a Delaware limited liability company (“MilanaPharm”) have entered into the TriLogic License, pursuant to which, subject to the terms and conditions set forth therein, TriLogic granted to MilanaPharm an exclusive, royalty- free license, with the right to sublicense, certain intellectual property; WHEREAS, the Seller, TriLogic and MilanaPharm have entered into the DTM License, pursuant to which, subject to the terms and conditions set forth therein, the Seller has been granted a license, with the right to grant sublicenses, to research, develop, make, have made, use, offer for sale, sell, import and commercialize XACIATO; WHEREAS, under the terms of the License Agreement, subject to the terms and conditions set forth therein, the Seller has exclusively sublicensed to Organon International GmbH, a Switzerland limited liability company (“Organon”), certain of its rights under the DTM License by granting Organon an exclusive license and sublicense, to among other things, commercialize XACIATO in the Field in the Territory, and Organon, in partial consideration thereof, agreed to pay specified royalties to the Seller with respect to Net Sales of the Licensed Products; WHEREAS, under the terms of the UiE Agreement, subject to the terms and conditions set forth therein, the Seller sold, assigned, conveyed and transferred to United in Endeavor, LLC, a Georgia limited liability company (“UiE”), certain royalties and milestones payable to the Seller pursuant to the License Agreement; and WHEREAS, the Buyer desires to purchase the Purchased Receivables from the Seller, and the Seller desires to sell the Purchased Receivables to the Buyer. NOW THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Buyer hereby agree as follows: ARTICLE 1 DEFINED TERMS AND RULES OF CONSTRUCTION Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings: “Affiliate” means, with respect to any particular Person, any other Person directly or indirectly, and whether by contract or otherwise, controlling, controlled by or under common control with such Person. For purposes of this definition, the word “control” (including, with correlative meaning, the terms “controlled by” or “under common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise. “Aggregate Purchased Receivables” means the Purchased Receivables and, (a) in the event that the Buyer pays UiE the Option Payment in accordance with Section 6.6, for purposes of this Agreement, and as between the Buyer and the Seller, the Aggregate Purchased Receivables (i) shall include any Royalty payments or Milestone Payments that the Buyer actually receives in respect of the Remaining UiE Purchased Interest and (ii) shall not include any amounts paid by the Buyer to UiE on behalf of the Seller in connection with exercising such option

2 (including the Option Payment), and (b) any amounts payable to the Buyer under (i) any synthetic royalty agreement entered into between the parties hereto pursuant to Section 6.13(a)(i), and (ii) any New License Agreement entered into between the parties hereto pursuant to Section 6.13(a)(iii) or Section 6.13(b). “Aggregate Revenue Participation Right” has the meaning in Section 1.1 of the Synthetic Royalty Purchase Agreement. “Agreement” is defined in the preamble. “Bankruptcy Laws” means, collectively, bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws affecting the enforcement of creditors’ rights generally. “Bilateral Common Interest and Joint Privilege Agreement” means that certain common interest and joint privilege agreement, dated as of the Closing Date, executed by the Seller and the Buyer, substantially in the form attached hereto as Exhibit D. “Bill of Sale” is defined in Section 3.3. “Business Day” means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions located in San Francisco, California are permitted or required by applicable law or regulation to remain closed. “Buyer” is defined in the preamble. “Buyer Indemnified Parties” is defined in Section 8.1(a). “Buyer Transaction Expenses” is defined in Section 10.2. “Call Closing Date” has the meaning ascribed in Section 2.02(c) of the UiE Agreement. “Call Payment” has the meaning ascribed to such term in Section 1.01 of the UiE Agreement. “Change of Control” means the occurrence of any one or more of the following: (a) the acquisition, whether directly, indirectly, beneficially or of record, whether by merger, scheme of arrangement, consolidation, sale or other transfer of securities in a single transaction or series of related transactions, by any Person of any voting securities of the Seller, or if the percentage ownership of any Person in the voting securities of the Seller is increased through stock redemption, cancellation, or other recapitalization, and immediately after such acquisition or increase such Person is, directly or indirectly, the beneficial owner of voting securities representing more than fifty percent (50%) of the total voting power of all of the then outstanding voting securities of the Seller; (b) a merger, scheme of arrangement, consolidation, recapitalization, or reorganization of the Seller is consummated that would result in shareholders or equity holders of the Seller immediately prior to such transaction that did not own more than fifty percent (50%) of the outstanding voting securities of the Seller immediately prior to such transaction, owning more than fifty percent (50%) of the outstanding voting securities of the surviving entity (or its parent entity) immediately following such transaction; and (c) the sale, transfer or other disposition, in a single transaction or series of related transactions, by the Seller or any Subsidiary of the Seller of all or substantially all the assets of the Seller and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger, consolidation or otherwise) of one or more Subsidiaries of the Seller if substantially all of the assets of the Seller and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, transfer or other disposition is to an Affiliate of the Seller. “Closing” is defined in Section 3.1. “Closing Date” means the date on which the Closing occurs. “Code” means the U.S. Internal Revenue Code of 1986, as amended.

3 “Confidential Information” is defined in Section 7.1. “Contingent Purchase Price Payment(s)” is defined in Section 2.2. “Contingent Purchase Price Trigger” is defined in Section 2.2. “Contracts” is defined in Section 4.8(a). “Credit Event” means any insolvency, bankruptcy, receivership, assignment for the benefit of creditors, similar proceeding, or financial distress of Licensee, as a result of which Licensee fails to pay, or is delayed in paying, all or a portion of the Royalties and/or Milestone Payments. “Daré In-Licenses” means any and all In-Licenses to which the Seller is a party pursuant to which the Seller has in-licensed any of the Daré Patents from a Third Party. “Daré Patents” has the meaning ascribed to such term in Section 1.33 of the License Agreement. “Data Room” is defined in Section 3.9. “Disclosing Party” is defined in Section 7.1. “Disclosure Schedule” means the Disclosure Schedule, dated as of the date hereof, delivered to the Buyer by the Seller concurrently with the execution of this Agreement. “DTM Intellectual Property” has the meaning ascribed to the term Licensed Intellectual Property in Section 1.17 of the DTM License. “DTM License” means that certain Exclusive License Agreement, dated January 9, 2017, by and between the Seller (as assigned by Hammock Pharmaceuticals, Inc. on December 5, 2018), TriLogic and MilanaPharm, as amended December 5, 2018, December 3, 2019 and September 21, 2021, and as further amended and modified pursuant to that certain Consent, Waiver and Stand-By License Agreement, dated March 30, 2022, among the foregoing parties and Organon (the “Stand-By License Agreement”), as may be further amended, modified or supplemented from time to time as permitted under this Agreement. “DTM Licensors” means TriLogic and/or MilanaPharm. “Escrow Account” means the escrow account established pursuant to the Escrow Agreement. “Escrow Agent” means a customary escrow agent acceptable to the Buyer and the Seller, as escrow agent under the Escrow Agreement, or its successor as permitted under the Escrow Agreement. “Escrow Agreement” means an escrow agreement to be entered into by and among the Seller, the Buyer, and the Escrow Agent, and (i) if UiE requests to become a party to the Escrow Agreement, UiE, and (ii) if required, MilanaPharm, in form and content reasonably acceptable to the parties thereto, as may be amended, modified or supplemented from time to time. “Existing Confidentiality Agreement” is defined in Section 7.4. “FDA” means the U.S. Food and Drug Administration, or a successor federal agency thereto in the United States. “Field” has the meaning ascribed to such term in Section 1.48 of the License Agreement. “Fundamental Representations” is defined in Section 8.6(a).

4 “Governmental Entity” means any: (i) nation, principality, republic, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or other entity and any court, arbitrator or other tribunal); (iv) multi-national organization or body; or (v) individual, body or other entity exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature. “In-License” means an agreement with a Third Party pursuant to which such Third Party grants a license to the counterparty under such Third Party’s intellectual property. “Indemnified Party” is defined in Section 8.2. “Indemnifying Party” is defined in Section 8.2. “Joint Patents” has the meaning ascribed to such term in Section 1.63 of the License Agreement. “Judgment” means any judgment, order, writ, injunction, citation, award or decree of any nature. “Knowledge of the Seller” means the actual knowledge of [***]. For the avoidance of doubt, nothing in this Agreement shall require [***]. “License Agreement” means (i) that certain Exclusive License Agreement between the Seller and Organon, dated March 31, 2022, as amended July 4, 2023, [***] as may be further amended, modified or supplemented from time to time as permitted under this Agreement, and (ii) if applicable, solely from and after the date of execution of a New License Agreement entered into by the Seller in accordance with Section 6.13, any such New License Agreement, as may be further amended, modified or supplemented from time to time. “License Agreement Correspondence” means copies of all: [***]. “Licensed Product” (i) has the meaning ascribed to such term in Section 1.65 of the License Agreement, (ii) in the case of a synthetic royalty purchase agreement entered into by and between the Seller and the Buyer in accordance with Section 6.13(a)(i), has the meaning ascribed to such term or the analogous term for the “licensed product” referred to in clause (i) above or any equivalent concept as defined in such synthetic royalty purchase agreement, and (iii) in the case of a New Arrangement entered into by the Seller in accordance with the terms hereof, has the meaning ascribed to such term or the analogous term for the “licensed product” referred to in clause (i) above or any equivalent concept as defined in the applicable New License Agreement, including, for clarity, in each case ((i), (ii), and (iii)), XACIATO. “Licensee” means (i) Organon, and any successor entity thereto, and (ii) any licensee party to any New License Agreement. “Licensee Instruction Letter” is defined in Section 3.2. “Licensee Product Patents” means any and all Patents, other than the applicable Product Patents, owned or in-licensed by Licensee or its Affiliates that claim or cover the Licensed Product. “Lien” means any mortgage, lien, pledge, charge, adverse claim, security interest, encumbrance or restriction of any kind, including any restriction on use, transfer or exercise of any other attribute of ownership of any kind. “Loss” means any and all Judgments, damages, losses, claims, costs, liabilities and expenses, including reasonable fees and out-of-pocket expenses of counsel.

5 “Losses Cap” means, as of the date on which any claim for Losses is made under this Agreement, the amount that results in the Buyer receiving aggregate payments in respect of the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right equal to [***]. “Material Adverse Effect” means (i) a material adverse effect on the legality, validity or enforceability of any provision of this Agreement, (ii) a material adverse effect on the ability of the Seller to perform any of its obligations hereunder, (iii) a material adverse effect on the rights or remedies of the Buyer hereunder (to the extent not waived or otherwise consented to by the Buyer pursuant to the terms of this Agreement), (iv) a material adverse effect on the rights of the Seller under the License Agreement related to the Royalties or Milestone Payments, or (v) [***]. “MilanaPharm” is defined in the Recitals. “Milestone Payments” means (i) any and all payments or amounts payable to the Seller under Section 6.2 of the License Agreement, (ii) any and all payments or amounts payable to the Seller under the License Agreement in lieu of such payments or amounts described in the foregoing clause (i), (iii) any and all payments or amounts payable to the Seller under Section 6.5 (solely to the extent related to amounts due under Section 6.2 of the License Agreement) of the License Agreement, (iv) any and all payments or amounts payable to the Seller under Section 8.1 of the License Agreement to the extent related to amounts due under Section 6.2 of the License Agreement, and (v) any and all interest payments or amounts payable to the Seller under Section 6.5 and 6.8 of the License Agreement assessed on any payments or amounts described in the foregoing clauses (i) through (iv). “Milestone Reduction” is defined in Section 4.8(l). “Mutually Agreed” means: (a) for matters (i) related solely to the Purchased Receivables, (ii) that would reasonably be expected (with or without the giving of notice or passage of time, or both) to result in a Material Adverse Effect, or (iii) that relate to patent filing, maintenance, prosecution, defense, enforcement, or seeking to extend the term of a patent or exclusivity period (including any patent term extension, pediatric exclusivity period, supplementary protection certificate or the like), in each case with respect to any of the Product-Specific Patents, [***]; (b) except as set forth in clause (a), for matters related to patent filing, maintenance, prosecution defense, enforcement, or seeking to extend the term of a patent or exclusivity period (including any patent term extension, pediatric exclusivity period, supplementary protection certificate or the like), in each case, with respect to any of Daré Patents that are not Product-Specific Patents, [***]; and (c) for all other matters under the License Agreement that do not meet the criteria set forth in clauses (a) or (b) above, [***]. “Net Milestone Payments” means with respect to each calendar quarter beginning April 1, 2024 and during the term of this Agreement, (i) all Milestone Payments, including any Milestone Payments in respect of the Remaining UiE Purchased Interest after the Buyer pays UiE the Option Payment in accordance with Section 6.6, payable under the License Agreement in such calendar quarter, less (ii) all royalties and milestones that are due and payable and actually paid by or on behalf of the Seller pursuant to and in accordance with the DTM License in such calendar quarter, less (iii) [***], less (iv) until, if applicable, the date that Buyer pays UiE the Option Payment in accordance with Section 6.6, all amounts of UiE Purchased Interest due and payable and actually paid by or on behalf of the Seller to UiE in accordance with the UiE Agreement in such calendar quarter; provided that the amounts set forth in the foregoing clauses (ii)-(iii) above shall only be deducted from Milestone Payments if and only to the extent such amounts have not already been deducted (and fully satisfied) from the Royalties in calculating Net Royalty Payments. “Net Royalty Payments” means with respect to each calendar quarter beginning April 1, 2024 and during the term of this Agreement, (i) all Royalties, including any Royalties under the Remaining UiE Purchased Interest after the Buyer pays UiE the Option Payment under Section 6.6, payable under the License Agreement in such

6 calendar quarter, less (ii) all royalties and milestones that are due and payable and actually paid by or on behalf of the Seller in accordance with the DTM License and the License Agreement in such calendar quarter, less (iii) [***], less (iv) until, if applicable, the date that Buyer pays UiE the Option Payment in accordance with Section 6.6, all amounts of UiE Purchased Interest due and payable and actually paid by or on behalf of the Seller to UiE in accordance with the UiE Agreement in such calendar quarter. “Net Sales” shall have the meaning ascribed to the term Net Sales in Section 1.75 of the License Agreement. “New Arrangement” is defined in Section 6.13(a)(iii). “New License Agreement” is defined in Section 6.12. “Option Payment” is defined in Section 6.6. “Organon” is defined in the Recitals. [***]. “Organon Patents” has the meaning ascribed to such term in Section 1.82 of the License Agreement. “Patents” means all patents and patent applications and all substitutions, divisions, continuations, continuations-in-part, any patent issued with respect to any such patent applications, any reissue, reexamination, utility models or designs, renewal or extension (including any supplementary protection certificate) of any such patent, and any confirmation patent or registration patent or patent of addition based on any such patent, and all counterparts and equivalents of any of the foregoing in any country or jurisdiction. “Permitted Liens” means any (i) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen, and suppliers and similar other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided, that, such Liens secure only amounts not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established; (ii) Liens for Taxes not yet due or which are being contested in good faith and for which adequate reserves established with respect thereto are maintained on the books of the applicable taxpayer in accordance with GAAP; and (iii) Liens created, permitted or required by this Agreement in favor of the Buyer or its Affiliates. “Permitted Reduction” means a Royalty Reduction [***]. “Person” means any individual, firm, corporation, company, partnership, limited liability company, trust, joint venture, association, estate, trust, Governmental Entity or other entity, enterprise, association or organization. “Prime Rate” means the prime rate published by The Wall Street Journal, from time to time, as the prime rate. “Proceeds” means any amounts actually recovered by the Seller as a result of any settlement or resolution of any actions, suits, proceedings, claims or disputes related to the License Agreement, the DTM License, the Product Patents, or the Licensed Product, or related to or involving the Royalty or the Milestone Payments. “Product Patents” means the Daré Patents, the Joint Patents, and/or the Organon Patents. “Product-Specific Patents” shall have the meaning set forth in Section 9.1.1 of the License Agreement. “Purchase Price” means Twenty Two Million Dollars ($22,000,000).

7 “Purchased Receivables” means the Net Milestone Payments and the Net Royalty Payments. “Receiving Party” is defined in Section 7.1. “Related Agreements” means the License Agreement and the DTM License, each as may be amended from time to time. “Relevant Obligations” means, with respect to the disclosure of any notice, demand, certificate, correspondence, report, information, opinion or other communication contemplated to be disclosed to the Buyer under this Agreement, Seller’s confidentiality obligations owed to Organon, the DTM Licensors or UiE (including under any License Agreement, the DTM License, or any applicable protective order) as of the date hereof. “Remaining UiE Purchased Interest” means, after the Buyer pays UiE the Option Payment in accordance with Section 6.6 and for the remainder of the term of this Agreement, the additional amounts in respect of Net Milestone Payments and Net Royalty Payments that the Buyer receives under this Agreement as a result of no longer having amounts payable to UiE in respect of the UiE Purchased Interest being deducted from the calculation of “Net Milestone Payments” and “Net Royalty Payments” under item (iii) of each of those definitions. “Representative” means, with respect to any Person, (i) any direct or indirect stockholder, member or partner of such Person and (ii) any manager, director, officer, employee, agent, advisor or other representative (including attorneys, accountants, consultants, bankers, financial advisors and actual and potential lenders and investors) of such Person. “Royalty” means (i) any and all payments or amounts payable to the Seller under Section 6.3 of the License Agreement, (ii) any and all payments or amounts payable to the Seller under the License Agreement in lieu of such payments or amounts described in the foregoing clause (i), (iii) any and all payments or amounts payable to the Seller under Section 6.5 (solely to the extent related to payments or amounts payable to the Seller under Section 6.3 of the License Agreement) of the License Agreement, (iv) the share of any recovery payments or amounts payable to, or obtained and retained by, the Seller under Section 9.3.4 of the License Agreement, (v) any and all payments or amounts payable to the Seller under Section 8.1 of the License Agreement to the extent such payments relate to the payments or amounts set forth in the foregoing clauses (i)-(iv) and clause (vi) of this definition, and (vi) any and all interest payments or amounts payable to the Seller under Section 6.5 and 6.8 of the License Agreement assessed on any payments or amounts described in the foregoing clauses (i) through (v). “Royalty Reduction” is defined in Section 4.8(l). “Royalty Reports” means the [***] reports deliverable by Licensee pursuant to Section 6.4 of the License Agreement. “Seller” is defined in the preamble. “Seller Indemnified Parties” is defined in Section 8.1(b). “Subsidiary” means any and all corporations, partnerships, limited liability companies, joint ventures, associations and other entities controlled (by contract or otherwise) by the Seller directly or indirectly through one or more intermediaries. For purposes hereof, the Seller shall be deemed to control a partnership, limited liability company, association or other business entity if the Seller directly or indirectly through one or more intermediaries, (a) shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses. (b) shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity, (c) owns outstanding voting securities with power to vote fifty percent (50%) or more of the outstanding voting securities of such entity, or (d) controls or holds fifty percent (50%) or more of such entity’s outstanding voting securities with power to vote such securities. “Stand-by License Agreement” is defined in the definition of DTM License.

8 “Supplemental Discretionary Investment Amount 1” has the meaning ascribed to such term in Section 2.03(b) of the UiE Agreement. “Supplemental Discretionary Investment Amount 2” has the meaning ascribed to such term in Section 2.03(b) of the UiE Agreement. “Supplemental Discretionary Investment Amount 3” has the meaning ascribed to such term in Section 2.03(b) of the UiE Agreement. “Synthetic Royalty Purchase Agreement” means that certain Synthetic Royalty Purchase Agreement, dated as of April 29, 2024, by and between the Buyer and the Seller, as may be amended, modified or supplemented from time to time. “Tax” or “Taxes” means any federal, state, local or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not. “Territory” has the meaning ascribed to such term in Section 1.123 of the License Agreement. “Third Party” means any Person other than the Buyer, the Seller or any of their respective Affiliates. “TriLogic” is defined in the Recitals. “TriLogic License” means that certain License Agreement, dated April 5, 2013, by and between TriLogic and MilanaPharm, as may be amended, modified or supplemented from time to time. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that, if, with respect to any financing statement or by reason of any provisions of applicable law, the perfection or the effect of perfection or non-perfection of the security interests or any portion thereof granted pursuant to Section 2.4 is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of this Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection. “UiE” is defined in the Recitals. “UiE Agreement” means that certain Royalty Interest Financing Agreement, dated as of December 21, 2023, by and between UiE and the Seller, as may be amended, modified or supplemented from time to time. “UiE Purchased Interest” has the meaning ascribed to the term Purchased Interest in Section 1.01 of the UiE Agreement. “XACIATO” means the FDA-approved drug product, containing thermosetting vaginal gel formulated with clindamycin phosphate two percent (2%), for the treatment of bacterial vaginosis referred to by Licensee as of the date hereof as XACIATO or XACIATO (clindamycin phosphate). Section 1.2 Certain Interpretations. Except where expressly stated otherwise in this Agreement, the following rules of interpretation apply to this Agreement: (a) a term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

9 (b) unless otherwise defined, all terms that are defined in the UCC shall have the meanings stated in the UCC; (c) words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders; (d) “either” and “or” are not exclusive and “include,” “includes” and “including” are not limiting and shall be deemed to be followed by the words “without limitation;” (e) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if;” (f) “hereof,” “hereto,” “herein” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (g) unless otherwise specified, references to an agreement or other document include references to such agreement or document as from time to time amended, restated, reformed, supplemented, or otherwise modified in accordance with the terms thereof (subject to any restrictions on such amendments, restatements, reformation, supplements or modifications set forth in this Agreement) and include any annexes, exhibits and schedules attached hereto; (h) references to a Person are also to its permitted successors and assigns (subject to any restrictions on assignment, transfer or delegation set forth herein), and any reference to a Person in a particular capacity excludes such Person in other capacities; (i) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (j) definitions are applicable to the singular as well as the plural forms of such terms; (k) unless otherwise indicated, references to an “Article”, “Section” or “Exhibit” refer to an Article or Section of, or an Exhibit to, this Agreement, and references to a “Schedule” refer to the corresponding part of the Disclosure Schedule; (l) in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”; (m) references to “$” or otherwise to dollar amounts refer to the lawful currency of the United States; (n) where any payment is to be made, any funds are to be applied or any calculation is to be made under this Agreement on a day that is not a Business Day, unless this Agreement otherwise provides, such payment shall be made, such funds shall be applied and such calculation shall be made on the succeeding Business Day, and payments shall be adjusted accordingly; (o) provisions referring to matters that would or could have, or would or could reasonably be expected to have, or similar phrases, shall be deemed to have such result or expectation with or without the giving of notice or the passage of time, or both; (p) references to this Agreement include the Bill of Sale, the Disclosure Schedule, the Bilateral Common Interest and Joint Privilege Agreement, the Escrow Agreement, and the Licensee Instruction Letter; and

10 (q) references to a law include any amendment or modification to such law and any rules and regulations issued thereunder, whether such amendment or modification is made, or issuance of such rules and regulations occurs, before or after the date of this Agreement. Section 1.3 Headings. The table of contents and the descriptive headings of the several Articles and Sections of this Agreement and the Exhibits and Schedules are for convenience only, do not constitute a part of this Agreement and shall not control or affect, in any way, the meaning or interpretation of this Agreement. ARTICLE 2 PURCHASE, SALE AND ASSIGNMENT OF THE PURCHASED RECEIVABLES Section 2.1 Closing; Purchase Price. Upon the terms and subject to the conditions of this Agreement, at the Closing, the Seller shall sell, transfer, assign and convey to the Buyer, and the Buyer shall purchase, acquire and accept from the Seller, free and clear of all Liens, other than Liens contemplated under clause (iii) of the definition of “Permitted Liens”, all of the Seller’s right, title and interest in and to the Purchased Receivables. The aggregate purchase price to be paid at the Closing to the Seller for the sale, transfer, assignment and conveyance of the Seller’s right, title and interest in and to (i) the Purchased Receivables to the Buyer pursuant to this Agreement and (ii) the Revenue Participation Right to the Buyer pursuant to the Synthetic Royalty Purchase Agreement is the Purchase Price. At the Closing, the Buyer shall pay the Seller the Purchase Price by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A. For clarity, only one payment of the Purchase Price will be paid by the Buyer at the Closing, notwithstanding any obligation to pay any portion or all of the Purchase Price under the Synthetic Royalty Purchase Agreement. Section 2.2 Additional Contingent Purchase Price Payments. In the event that amounts with respect to the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right actually paid to and received by the Buyer (together with its assignees) collectively exceed an amount equal to Eighty Eight Million Dollars ($88,000,000), then, for each additional Twenty Two Million Dollars ($22,000,000) in amounts with respect to the Aggregate Purchased Receivables and the Aggregate Revenue Participation Right actually paid to and received by the Buyer (together with its assignees) (each, a “Contingent Purchase Price Trigger”), the Buyer shall (i) promptly [***] notify the Seller of the achievement of each such Contingent Purchase Price Trigger, and (ii) pay the Seller, [***], an additional cash payment of Eleven Million Dollars ($11,000,000) (each, a “Contingent Purchase Price Payment” and collectively, the “Contingent Purchase Price Payments”) by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A (or such other account(s) as specified by the Seller in a writing delivered to the Buyer in accordance with Section 10.1). For clarity, only a single payment of each of the Contingent Purchase Price Payments will be paid by the Buyer when due, notwithstanding any obligation to pay any portion or all of such Contingent Purchase Price Payment under the Synthetic Royalty Purchase Agreement. For further clarity, if more than one Contingent Purchase Price Trigger occurs in a single calendar quarter, a Contingent Purchase Price Payment shall be due in accordance with this Section 2.2 for each such Contingent Purchase Price Trigger occurring in such calendar quarter. Section 2.3 No Assumed Obligations; Excluded Assets. Notwithstanding any provision in this Agreement to the contrary, the Buyer is purchasing, acquiring and accepting only the Purchased Receivables, and is not assuming any liability or obligation of the Seller of whatever nature, whether presently in existence or arising or asserted hereafter, under the License Agreement or otherwise. Except as specifically set forth herein in respect of the Purchased Receivables purchased, acquired and accepted hereunder, the Buyer does not, by such purchase, acquisition and acceptance, acquire any other contract rights of the Seller under the License Agreement or otherwise or any other assets of the Seller. Section 2.4 True Sale. It is the intention of the parties hereto that the sale, transfer, assignment and conveyance contemplated by this Agreement be, and is, a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by the Seller to the Buyer of all of the Seller’s rights, title and interests in and to the Purchased Receivables and the Seller relinquishes all title and control over the Purchased Receivables upon such sale, transfer, assignment and conveyance. Neither the Seller nor the Buyer intends the transactions contemplated by this Agreement to be, or for any purpose (other than accounting) characterized as, a loan from the Buyer to the Seller or to any of the Seller’s Affiliates, or a pledge, a security interest, a financing transaction or a

11 borrowing. It is the intention of the parties hereto that the beneficial interest in and title to the Purchased Receivables and any “proceeds” (as defined in the UCC) thereof shall not be part of the Seller’s estates in the event of the filing of a petition by or against the Seller under any Bankruptcy Laws. Each of the Seller and the Buyer hereby waives, to the maximum extent permitted by applicable law, any right to contest or otherwise assert that the sale contemplated by this Agreement does not constitute a true, complete, absolute and irrevocable sale, transfer, assignment and conveyance by the Seller to the Buyer of all of the Seller’s right, title and interest in and to the Purchased Receivables under applicable law, which waiver shall, to the maximum extent permitted by applicable law, be enforceable against the Seller in any bankruptcy or insolvency proceeding relating to the Seller or its subsidiaries. Accordingly, the Seller shall treat the sale, transfer, assignment and conveyance of the Purchased Receivables as a sale of an “account” or a “payment intangible” (as appropriate) in accordance with the UCC, and the Seller hereby authorizes the Buyer to file financing statements (and continuation statements with respect to such financing statements when applicable) naming the Seller as the seller and the Buyer as the buyer in respect of the Purchased Receivables and any “proceeds” (as defined in the UCC) thereof. Not in derogation of the foregoing statement of the intent of the parties hereto in this regard, and for the purposes of providing additional assurance to the Buyer in the event that, despite the intent of the parties hereto, the sale, transfer, assignment and conveyance contemplated hereby is hereafter held not to be a sale or such sale is for any reason deemed ineffective or unenforceable, the Seller does hereby grant to the Buyer a security interest in and to all right, title and interest of the Seller, in, to and under the Purchased Receivables and any “proceeds” (as defined in the UCC) thereof as security for all of the Seller’s obligations hereunder, including the payment of the Purchased Receivables, and the Seller does hereby authorize the Buyer, from and after the Closing, to file such financing statements (and continuation statements with respect to such financing statements when applicable) in such manner and such jurisdictions as are necessary or appropriate to perfect such security interest. ARTICLE 3 CLOSING Section 3.1 Closing; Payment of Purchase Price. The purchase and sale of the Purchased Receivables shall take place remotely via the exchange of documents and signatures on the date hereof or such other place, time and date as the parties hereto may mutually agree (the “Closing”). At the Closing, the Buyer shall deliver (or cause to be delivered) payment of the Purchase Price to the Seller by wire transfer of immediately available funds to one or more accounts specified by the Seller on Exhibit A. For clarity, only one payment of the Purchase Price will be paid by the Buyer at the Closing, notwithstanding any obligation to pay any portion or all of the Purchase Price under the Synthetic Royalty Purchase Agreement. Section 3.2 Licensee Instruction. On the effective date of the Escrow Agreement, the Seller shall deliver to the Buyer and Licensee an instruction letter, in the form attached hereto as Exhibit C (the “Licensee Instruction Letter”), duly executed by the Seller, instructing Licensee to pay the Royalty and the Milestone Payments directly to the Escrow Account. Section 3.3 Bill of Sale. At the Closing, upon confirmation of the receipt of the Purchase Price, each of the Seller and the Buyer shall deliver to the other party hereto a duly executed bill of sale evidencing the sale, transfer, assignment and conveyance of the Purchased Receivables, substantially in the form attached hereto as Exhibit B (the “Bill of Sale”). Section 3.4 Bilateral Common Interest and Joint Privilege Agreement. At the Closing, each of the Seller and the Buyer shall deliver to the other party hereto a duly executed counterpart of the Bilateral Common Interest and Joint Privilege Agreement. Section 3.5 Escrow Agreement. [***], each of the Seller and the Buyer shall deliver to the other party hereto a duly executed counterpart of the Escrow Agreement, and the Escrow Agent shall deliver to the parties hereto a duly executed counterpart of the Escrow Agreement. Section 3.6 Seller Form W-9. At the Closing, the Seller shall deliver to the Buyer a valid, properly executed IRS Form W-9 certifying that the Seller is a corporation for U.S. federal income tax purposes and is exempt from U.S. federal withholding tax and “backup” withholding tax with respect to the Purchase Price, and,

12 from time to time at the request of the Buyer, the Seller shall deliver to the Buyer a valid, properly executed IRS Form W-9 certifying that the Seller is a corporation for U.S. federal income tax purposes and is exempt from U.S. federal withholding tax and “backup” withholding tax with respect to each Contingent Purchase Price Payment. Section 3.7 Buyer Form W-9. At the Closing (and from time to time at the Seller’s request), the Buyer shall deliver to the Seller a valid, properly executed IRS Form W-9 certifying that the Buyer is exempt from U.S. federal withholding tax with respect to any and all payments in respect of the Purchased Receivables. Section 3.8 Legal Opinion. At the Closing, the Seller shall deliver to the Buyer the legal opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., as counsel to the Seller, in substantially the form attached hereto as Exhibit E. Section 3.9 Data Room. [***] (the “Data Room”). Section 3.10 Expenses. Subject to Section 10.2, at the Closing, the Seller shall deliver payment of the Buyer Transaction Expenses to the Buyer by wire transfer of immediately available funds to one or more accounts specified by the Buyer on Exhibit A, [***]. ARTICLE 4 SELLER’S REPRESENTATIONS AND WARRANTIES Except as set forth in the Disclosure Schedule, the Seller hereby represents and warrants to the Buyer that as of the Closing Date: Section 4.1 Existence; Good Standing. The Seller is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly licensed or qualified to do business and is in corporate good standing in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or operated by it makes such licensing or qualification necessary, except where the failure to be so licensed or qualified and in corporate good standing has not and would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 4.2 Authorization. The Seller has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Seller. Section 4.3 Enforceability. The Agreement has been duly executed and delivered and constitutes a valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable Bankruptcy Laws or general principles of equity (whether considered in a proceeding in equity or at law). Section 4.4 No Conflicts. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) contravene or conflict with the organizational documents of the Seller, (ii) contravene or conflict with or constitute a material default under any law or Judgment binding upon or applicable to the Seller, (iii) contravene or conflict with or constitute a default under the License Agreement or (iv) contravene or conflict with or constitute a material default under any other material Contract binding upon or applicable to the Seller. Section 4.5 Consents. Except for the consents that have been obtained on or prior to the Closing, the UCC financing statements contemplated by Section 2.3 or filings required by the federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Seller in connection with (i) the execution and delivery by the Seller of this Agreement, (ii) the performance by the Seller of its obligations

13 under this Agreement or (iii) the consummation by the Seller of any of the transactions contemplated by this Agreement. Section 4.6 No Litigation. There is no action, suit, claim, investigation or proceeding pending or, to the Knowledge of the Seller, threatened, including before any Governmental Entity, against or involving the Seller or any of its Affiliates or any of their respective properties or assets that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect or which challenges or questions the validity of this Agreement or the transactions contemplated hereby or any action taken or to be taken pursuant hereto. Section 4.7 Compliance with Laws. Neither the Seller nor any of its Affiliates is in violation of, and to the Knowledge of the Seller, neither the Seller nor any of its Affiliates is under investigation with respect to or has been threatened to be charged with or given notice of any violation of, any law or Judgment applicable to the Seller or any of its Affiliates, which violation would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Section 4.8 License Agreement. (a) License Agreement; UiE Agreement; License Agreement Correspondence. Attached hereto as Exhibit F is a true, correct and complete copy of the License Agreement. Attached hereto as Exhibit I is a true, correct and complete copy of the UiE Agreement. The Seller has delivered to the Buyer via the Data Room true, correct and complete copies of all License Agreement Correspondence. (b) No Other Agreements. The License Agreement [***] is the only agreement, contract, instrument, arrangement, modification, waiver or understanding (collectively, “Contracts”) between the Seller (or any predecessor or Affiliate thereof), on the one hand, and Licensee (or any predecessor or Affiliate thereof), on the other hand, relating to the subject matter thereof. Other than the License Agreement, the DTM License, the Stand-By License Agreement, and the UiE Agreement, there are no other Contracts between the Seller (or any predecessor or any Affiliate thereof), on the one hand, and any other Person, including Licensee (or any predecessor or Affiliate hereof), on the other hand, that relate to the License Agreement, the DTM License, the TriLogic License, any Product Patent, a Licensed Product (including the development or commercialization thereof), the Royalty, or the Milestone Payments. To the Knowledge of the Seller, the License Agreement and the Stand-By License Agreement are the only material Contracts between Licensee (or any predecessor or Affiliate thereof), on the one hand, and any other Person, on the other hand, relating to XACIATO (including the development, manufacture, or commercialization thereof). There is no written proposal submitted by the Seller to the Licensee or submitted by the Licensee to the Seller to amend or waive any provision of the License Agreement in any manner that, if agreed to in a written agreement, (i) would result in a breach of this Agreement or (ii) would otherwise reasonably be expected to have a Material Adverse Effect. No executed Contract between the Seller (or any predecessor or any Affiliate thereof), on the one hand, and any other Person, including Licensee (or any predecessor or Affiliate thereof), on the other hand, contains any provision, term or condition that would reasonably be expected to result in a Material Adverse Effect. (c) Licenses/Sublicenses. To the Knowledge of the Seller, there are no licenses or sublicenses entered into by Licensee (or any predecessor or Affiliate thereof) or any other Person in respect of Licensee’s rights and obligations under the License Agreement (including any Product Patents). The Seller has not received any notice from Licensee pursuant to Section 3.1.3 of the License Agreement. (d) Validity and Enforceability of License Agreement; No Breaches or Defaults; No Repudiation. The License Agreement is legal, valid, binding, enforceable (except as such enforceability may be limited by applicable Bankruptcy Laws or general principles of equity (whether considered in a proceeding in equity or at law)), and in full force and effect. The License Agreement will continue to be legal, valid, binding, enforceable (except as such enforceability may be limited by applicable Bankruptcy Laws or general principles of equity (whether considered in a proceeding in

14 equity or at law)), and in full force and effect on identical terms, immediately following the consummation of the transactions contemplated by this Agreement. Neither the Seller nor, to the Knowledge of the Seller, Licensee is, or has at any time been in material breach thereof or material default under the License Agreement, and, to the Knowledge of the Seller, no event has occurred that, with notice or the lapse of time, would constitute a breach or default or permit termination, modification, or acceleration under the License Agreement. No party to the License Agreement has repudiated any provision of the License Agreement and the Seller has not received any notice in connection with the License Agreement challenging the validity, enforceability or interpretation of any provision of the License Agreement, including the obligation to pay any portion of the Royalty or the Milestone Payments without set-off of any kind. (e) Licensed Product. XACIATO is a Licensed Product under the License Agreement, and to the Knowledge of the Seller, there are no other Licensed Products being researched, developed or commercialized by or on behalf of Licensee under the License Agreement. (f) No Liens or Assignments by the Seller. The Seller has not, except for Permitted Liens and as contemplated hereby, conveyed, assigned or in any other way transferred or granted any Liens upon or with respect to all or any portion of its right, title and interest in and to the Royalty, the Milestone Payments, the Seller’s interest in any Product Patent or the License Agreement. (g) No Waivers or Releases. The Seller has not granted any material waiver under the License Agreement and has not released Licensee, in whole or in part, from any of its material obligations under the License Agreement. (h) No Termination. The Seller has not (i) given Licensee any notice of termination of the License Agreement (whether in whole or in part) or any notice expressing any intention to terminate the License Agreement or (ii) received any notice of termination of the License Agreement (whether in whole or in part) or any notice expressing any intention to terminate the License Agreement. To the Knowledge of the Seller, no event has occurred that would give rise to the expiration or termination of, or either the Seller or Licensee having the right to terminate (other than Organon’s contractual rights to terminate for convenience provided in Section 10.2 of the License Agreement), the License Agreement (including a breach of any of the obligations set forth in Section 3.4.1 of the License Agreement). (i) Payments. The Seller has timely received from Licensee the full amount of the payments due and payable under the License Agreement to the extent such amounts have become due. (j) No Assignments by Licensee. The Seller has not consented to any assignment, delegation or other transfer by Licensee or any of its predecessors of any of their rights or obligations under the License Agreement, and, to the Knowledge of the Seller, Licensee has not assigned or otherwise transferred or granted any Lien (other than Permitted Liens) upon or with respect to any of its rights or obligations under the License Agreement. (k) No Indemnification Claims. The Seller has not notified Licensee or any other Person of any claims for indemnification under the License Agreement nor has the Seller received any claims for indemnification under the License Agreement. (l) No Payment Reductions. To the Knowledge of the Seller, (i) the amount of the Royalty due and payable under Section 6.3 of the License Agreement is not subject to any claim by Licensee alleging a right of set-off, counterclaim, credit, reduction or deduction by contract or otherwise, including pursuant to Section 6.3.1(b), 6.3.1(c), 6.3.2, or 6.7 of the License Agreement or Section 5.4 of the Stand-by License Agreement, against the Royalty (each, a “Royalty Reduction”), and (ii) the amount of the Milestone Payments due and payable under Section 6.2 of the License Agreement is not subject to any claim by Licensee alleging a right of set-off, counterclaim, credit, reduction or deduction by contract or otherwise, including pursuant to Section 6.7 of the License Agreement or Section 5.4 of the Stand-by License Agreement, against the Milestone Payments (each, a

15 “Milestone Reduction”). To the Knowledge of the Seller, no event or condition exists that would reasonably be expected to permit Licensee to claim, or have the right to claim, a Royalty Reduction or a Milestone Reduction. (m) No Notice of Infringement, Enforcement or Defense. The Seller has not received any written notice from, or given any written notice to, Licensee pursuant to Section 9.2, 9.3, or 9.5 of the License Agreement. (n) Audits. The Seller has not initiated, pursuant to Section 6.5 of the License Agreement, any inspection or audit of books of accounts or other records pertaining to Net Sales of the Licensed Product or the calculation of royalties, milestone payments or other amounts payable to the Seller under the License Agreement. Section 4.9 In-Licenses. (a) Upstream Agreements/Correspondence. Attached hereto as Exhibit G is a true, correct and complete copy of the TriLogic License. Attached hereto as Exhibit H is a true, correct and complete copy of the DTM License, including the Stand-By License Agreement. The Seller has delivered to the Buyer via the Data Room true, correct and complete copies of (i) all notices or other material written communications between the DTM Licensors, Licensee and/or the Seller relating to the Royalty, the Milestone Payments, the DTM Intellectual Property, or the Licensed Products; (ii) or other notices or other material written communications between any of the DTM Licensors, Licensee, and/or the Seller relating to the DTM License (x) since [***] or (y) that would reasonably be expected (individually or in the aggregate) to have a Material Adverse Effect. (b) Daré In-Licenses. Other than the DTM License, there are no Daré In-Licenses. None of the Seller, the DTM Licensors or Licensee have made or entered into any further amendment, supplement or modification to, or granted any waiver under any provision of the DTM License. (c) Validity and Enforceability. The DTM License is a valid and binding obligation of the Seller, and, to the Knowledge of the Seller, the DTM Licensors, and with respect to the Stand-By License Agreement, to the Knowledge of the Seller, Licensee. To the Knowledge of the Seller, the DTM License is enforceable against the DTM Licensors, and with respect to the Stand-By License Agreement, Licensee in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). Neither the Seller nor any of its Affiliates has received any written notice in connection with the DTM License challenging the validity, enforceability or interpretation of any provision of the DTM License. (d) No Termination. Neither the Seller nor any of its Affiliates has (i) given notice to any of the DTM Licensors or Licensee of the termination of the DTM License (whether in whole or in part) or any notice to any of the DTM Licensors or Licensee expressing any intention or desire to terminate the DTM License or (ii) received from any of the DTM Licensors or Licensee any written notice of termination of the DTM License (whether in whole or in part) or any written notice from any of the DTM Licensors or Licensee expressing any intention or desire to terminate the DTM License. (e) No Breaches or Defaults. There is and has been no material breach or material default under any provision of the DTM License either by the Seller or, to the Knowledge of the Seller, by any of the DTM Licensors or Licensee, and, to the Knowledge of the Seller, there is no event that upon notice or the passage of time, or both, would reasonably be expected to give rise to any material breach or material default either by the Seller or by any of the DTM Licensors or Licensee. (f) Upstream Payments. The Seller has made all payments due to the DTM Licensors required under the DTM License as of the date hereof. To the Knowledge of the Seller, other than the Seller’s payments to the DTM Licensors required under the DTM License and to UiE required under the UiE Agreement, and Licensee’s payments to the Seller required under the License Agreement, no

16 Person is owed any royalty payment, milestone payment or other payment of any kind in connection with the discovery, research, development, manufacture, use, sale or other exploitation of any Licensed Product. (g) No Assignments. The Seller has not consented to any assignment by any of the DTM Licensors or Licensee of any of their rights or obligations under the DTM License and, to the Knowledge of the Seller, none of the DTM Licensors or Licensee have assigned any of their rights or obligations under the DTM License to any Person. (h) No Indemnification Claims. Neither the Seller nor any of its Affiliates has notified any Person of any claims for indemnification under the DTM License nor has the Seller or any of its Affiliates received any claims for indemnification under the DTM License. (i) No Infringement. Neither the Seller nor any of its Affiliates has received any written notice from, or given any written notice to, any of the DTM Licensors or Licensee regarding any infringement of any of the DTM Intellectual Property licensed thereunder. Section 4.10 Title to Purchased Receivables. The Seller has good and marketable title to the Purchased Receivables, free and clear of all Liens, other than Liens contemplated under clause (iii) of the definition of Permitted Liens. Upon payment of the Purchase Price by the Buyer, the Buyer will acquire good and marketable title to the Purchased Receivables, free and clear of all Liens, other than Liens contemplated under clause (iii) of the definition of Permitted Liens. Section 4.11 Intellectual Property. (a) Schedule 4.11(a)(i) of the Disclosure Schedule lists all Daré Patents, Schedule 4.11(a)(ii) of the Disclosure Schedule lists all Joint Patents. Except as set forth in Schedule 4.11(a)(i) of the Disclosure Schedule, the Seller is the sole owner of and has sole interest in, or is the exclusive licensee in the Field (as defined in the DTM License) (subject to the terms of the DTM License) of, all of the Daré Patents. To the Knowledge of the Seller, Licensee is the sole owner of all of the Organon Patents. Except as set forth in Schedule 4.11(a)(ii) of the Disclosure Schedule, the Seller and Licensee are the only joint owners of and have a joint interest in all of the Joint Patents. Each of Schedule 4.11(a)(i) and Schedule 4.11(a)(ii) of the Disclosure Schedule specifies as to each of the Daré Patents and Joint Patents, respectively: the assignee, the jurisdiction in which such patent has issued or such patent application has been filed, its patent number and/or application number, its issue and filing dates. (b) Except as set forth in Schedule 4.11(b) of the Disclosure Schedule, there are no pending or, to the Knowledge of the Seller, threatened, litigations, interferences, reexamination, oppositions or like procedures involving any Daré Patents or Joint Patents. To the Knowledge of the Seller, there are no pending or threatened, litigations, interferences, reexamination, oppositions or like procedures involving any Organon Patents. (c) All of the issued Patents within the Daré Patents and Joint Patents, and to the Knowledge of the Seller, within the Organon Patents, are in full force and effect and have not lapsed, expired or otherwise terminated, and, to the Knowledge of the Seller, all issued Patents within the Product Patents are valid and enforceable. The Seller has not received any written notice relating to the lapse, expiration or other termination of any of the Daré Patents or Joint Patents, or any written legal opinion that alleges that any of the issued Daré Patents or Joint Patents are invalid or unenforceable. To the Knowledge of the Seller, Licensee has not received any written notice relating to the lapse, expiration or other termination of any of the Organon Patents or Joint Patents, or any written legal opinion that alleges that any of the issued Organon Patents or Joint Patents are invalid or unenforceable.

17 (d) To the Knowledge of the Seller, there is no Person who is or claims to be an inventor under any of the Product Patents who is not a named inventor thereof. (e) The Seller has not, and, to the Knowledge of the Seller, Licensee has not, received any written notice of any claim by any Person (i) challenging the inventorship or ownership of, the rights of the Seller or Licensee, as applicable, in and to, or the patentability, validity or enforceability of, any Product Patent, or (ii) asserting that the development, manufacture, importation, sale, offer for sale or use of any Licensed Product infringes any patent rights or other intellectual property rights of such Person. (f) To the Knowledge of the Seller, the discovery and development of the Licensed Products did not and does not infringe, misappropriate or otherwise violate any patent rights or other intellectual property rights owned by any other Person. Except for the DTM Intellectual Property, neither the Seller nor, to the Knowledge of the Seller, Licensee, has in-licensed any Patents or other intellectual property rights covering the manufacture, use, sale, offer for sale or import of the Licensed Products. (g) To the Knowledge of the Seller, the manufacture, use, marketing, sale, offer for sale, importation or distribution of the Licensed Products has not infringed, misappropriated or otherwise violated, and does not infringe, misappropriate or otherwise violate, any patent rights or other intellectual property rights owned by any other Person. (h) To the Knowledge of the Seller, no Person has infringed or is infringing any of the Product Patents. (i) All required maintenance fees, annuities and like payments with respect to the Product Patents for which the Seller controls the prosecution and maintenance in accordance with Article 9 of the License Agreement, and to the Knowledge of the Seller, with respect to all other Product Patents, have been timely paid. (j) To the Knowledge of the Seller, except for the DTM Licensors with respect to the Licensed Patents (as defined in the DTM License), no Third Party has a binding contractual right to prosecute any Product Patents on behalf of Licensee. Except for the DTM Licensors with respect to the Licensed Patents (as defined in the DTM License), no Third Party has a binding contractual right to prosecute any Daré Patents that are not Product-Specific Patents or Joint Patents on behalf of the Seller. To the Knowledge of the Seller, Licensee has not elected to not prosecute any of the Product- Specific Patents pursuant to Section 9.1.9 of the License Agreement or the Joint Patents pursuant to Section 9.2.1 of the License Agreement. The Seller has not elected to not prosecute any of the Daré Patents that are not Product-Specific Patents or Joint Patents pursuant to Section 9.1.8 of the License Agreement. The Seller does not own, in-license or otherwise control or have rights to any Patents that are necessary or useful for the research, development, manufacture, use, marketing, sale, offer for sale, importation or distribution of the Licensed Products in the Field and are not licensed to Licensee under the License Agreement. Section 4.12 UCC Representation and Warranties. The Seller’s exact legal name is, and for the immediately preceding six (6) years has been, “Daré Bioscience, Inc.”. From October 14, 2008 to July 19, 2017, the Seller’s exact legal name was “Cerulean Pharma Inc.”. Cerulean Pharma Inc. was originally incorporated under the name “Tempo Pharmaceuticals Inc” on November 28, 2005. The Seller is, and for the prior ten (10) years has been, incorporated in the State of Delaware. Section 4.13 Brokers’ Fees. [***], there is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Seller who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement.

18 Section 4.14 Taxes. The Seller has not received any notice from Licensee of any intention to withhold or deduct any material tax from future payments to the Seller. There are no existing Liens for taxes on the Royalty (or any portion thereof), other than Permitted Liens. There are no Tax audits or investigations (and the Seller has not been informed or notified of any pending audits or investigations) of the Seller by any tax authority with respect to any payment made to the Seller under the License Agreement. The arrangement under the License Agreement is not treated, to the Knowledge of the Seller, as a partnership for U.S. tax purposes, and the Seller has never taken the position for U.S. federal income or other tax purposes that the arrangement under the License Agreement is treated as a partnership for U.S. federal income tax purposes. The Seller has never prepared or received an IRS Schedule K-1 or other U.S. tax form reporting that the Seller is a partner in a partnership as a result of being a party to the License Agreement. Section 4.15 Right to Sell the Purchased Receivables. The Seller has the right to sell, transfer, assign and convey to the Buyer all of the Seller’s right, title and interest in and to the Purchased Receivables. Section 4.16 No Implied Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 4, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT LAW OR IN EQUITY, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. THE BUYER ACKNOWLEDGES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS ARTICLE 4 AND THE DISCLOSURE SCHEDULES, THE SELLER HAS ASSUMED NO RESPONSIBILITIES OF ANY KIND WITH RESPECT TO ANY ACT OR OMISSION OF LICENSEE WITH RESPECT TO THE DESIGN, DEVELOPMENT, MANUFACTURE, USE, SALE, DISTRIBUTION, MARKETING OR OTHER ACTIVITIES OF LICENSEE WITH RESPECT TO ANY OF THE LICENSED PRODUCTS. THE BUYER FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING CONTAINED HEREIN GUARANTEES THAT SALES OF THE LICENSED PRODUCTS OR THE AGGREGATE PAYMENTS IN RESPECT OF THE PURCHASED RECEIVABLES DUE TO THE BUYER WILL ACHIEVE ANY SPECIFIC AMOUNTS, AND THAT, EXCEPT FOR THE PURCHASED RECEIVABLES, NO LICENSES OR ASSIGNMENTS UNDER ANY ASSETS (INCLUDING THE PRODUCT PATENTS OR ANY OTHER INTELLECTUAL PROPERTY) OF THE SELLER AND ITS AFFILIATES ARE GRANTED PURSUANT TO THIS AGREEMENT, INCLUDING BY IMPLICATION, ESTOPPEL, EXHAUSTION OR OTHERWISE. ARTICLE 5 BUYER’S REPRESENTATIONS AND WARRANTIES The Buyer represents and warrants to the Seller that as of the Closing Date: Section 5.1 Existence; Good Standing. The Buyer is a limited liability company that is duly organized, validly existing and in good standing under the laws of the State of Delaware. Section 5.2 Authorization. The Buyer has the requisite right, power and authority to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Buyer. Section 5.3 Enforceability. This Agreement has been duly executed and delivered by an authorized person of the owner trustee of the Buyer and constitutes the valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms, except as may be limited by applicable Bankruptcy Laws or by general principles of equity (whether considered in a proceeding in equity or at law). Section 5.4 No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation of the transactions contemplated hereby do not and shall not (i) contravene or conflict with the organizational documents of the Buyer, (ii) contravene or conflict with or constitute a material default under any law or Judgment binding upon or applicable to the Buyer or (iii) contravene or conflict with or constitute a material default under any material Contract binding upon or applicable to the Buyer.

19 Section 5.5 Consents. Other than the filing of financing statement(s) in accordance with Section 2.4 or filings required by federal securities laws or stock exchange rules, no consent, approval, license, order, authorization, registration, declaration or filing with or of any Governmental Entity or other Person is required to be done or obtained by the Buyer in connection with (i) the execution and delivery by the Buyer of this Agreement, (ii) the performance by the Buyer of its obligations under this Agreement, or (iii) the consummation by the Buyer of any of the transactions contemplated by this Agreement. Section 5.6 No Litigation. There is no action, suit, investigation or proceeding pending or, to the knowledge of the Buyer, threatened, including before any Governmental Entity, to which the Buyer is a party that would, if determined adversely, reasonably be expected to prevent or materially and adversely affect the ability of the Buyer to perform its obligations under this Agreement. Section 5.7 Financing. The Buyer has sufficient cash on hand to pay the Purchase Price. The Buyer acknowledges that its obligations under this Agreement are not contingent on obtaining financing. Section 5.8 Brokers’ Fees. There is no investment banker, broker, finder, financial advisor or other intermediary who has been retained by or is authorized to act on behalf of the Buyer who might be entitled to any fee or commission in connection with the transactions contemplated by this Agreement. ARTICLE 6 COVENANTS Section 6.1 Disclosures. Except for a press release previously approved in form and substance by the Seller and the Buyer or any other public announcement using substantially the same text as such press release or any other public disclosure permitted under this Agreement following the Closing, neither the Buyer nor the Seller shall, and each party hereto shall cause its respective Representatives, Affiliates and Affiliates’ Representatives not to, issue a press release or other public announcement or otherwise make any public disclosure with respect to this Agreement or the subject matter hereof without the prior written consent of the other party hereto (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding the foregoing, the Buyer and the Seller and their respective Representatives, Affiliates, and Affiliates’ Representatives may (a) make disclosures as may be required by applicable law or stock exchange rule, and (b) publicly announce (i) the achievement of a Contingent Purchase Price Trigger and the payment of the corresponding Contingent Purchase Price Payment, or (ii) the occurrence of a milestone event under Section 6.2 of the License Agreement and the payment of the corresponding milestone payment; provided that, in each case of clauses (a) and (b), the party making such disclosure shall [***]. Subject to the requirements of this Section 6.1, it will be necessary for the Buyer and the Seller to file this Agreement with the SEC and to make other public disclosures regarding the terms of this Agreement and payments made under this Agreement in their reports filed with the SEC. Section 6.2 Payments Received In Error. (a) Commencing on the Closing Date and at all times thereafter, if any payment of any portion of the Purchased Receivables is made to the Seller, the Seller shall pay such amount to the Buyer, [***] by wire transfer of immediately available funds to an account designated in writing by the Buyer. The Seller shall notify the Buyer of such wire transfer and provide reasonable details regarding the Purchased Receivables payment so received by the Seller. The Buyer shall, if requested by the Seller, provide a valid, properly executed IRS Form W-9 certifying that the Buyer is exempt from U.S. federal withholding tax with respect to any such payment; provided, however, that for the avoidance of doubt, the Seller shall not be responsible for Taxes withheld, if any, on such payment of a portion of the Purchased Receivable made to the Seller; provided that the Seller has delivered a valid, properly executed IRS Form W-9 to the relevant payor. The Seller agrees that, in the event any payment of the Purchased Receivables is paid to the Seller, the Seller shall (i) until paid to the Buyer, hold such payment received in trust for the benefit of the Buyer and (ii) have no right, title or interest in such payment and that it shall not pledge or otherwise grant any security interest therein. (b) Commencing on the Closing Date and at all times thereafter, if any payment due under the License Agreement that does not constitute any payment of any portion of the Purchased Receivables is made to

20 the Buyer, the Buyer shall pay such amount to the Seller, [***] by wire transfer of immediately available funds to an account designated in writing by the Seller. The Buyer shall notify the Seller of such wire transfer and provide reasonable details regarding the erroneous payment so received by the Buyer. The Buyer agrees that, in the event any payment due under the License Agreement that does not constitute the Purchased Receivables is paid to the Buyer, the Buyer shall (i) until paid to the Seller, hold such payment received in trust for the benefit of the Seller and (ii) have no right, title or interest in such payment and that it shall not pledge or otherwise grant any security interest therein. Section 6.3 Royalty Reduction and Milestone Reduction. If Licensee exercises (a) any Royalty Reduction against any payment of the Royalty other than for a Permitted Reduction or (b) any Milestone Reduction against any Milestone Payment other than for a Permitted Reduction, then in each case ((a) and (b)) (i) if such Royalty Reduction or Milestone Reduction [***] the Seller shall [***] make a true-up payment to the Buyer such that the Buyer receives the full amount of the Purchased Receivables that would have been payable to the Buyer had such Royalty Reduction or Milestone Reduction not occurred; or (ii) if such Royalty Reduction or Milestone Reduction [***], the Seller shall, [***], and the parties shall [***]. For the avoidance of doubt, the Seller shall not be required to provide any true-up or other payment to the Buyer in connection with any Permitted Reduction. Section 6.4 Late Fee. A late fee of [***] with respect to any sum that is otherwise payable by the Buyer or by the Seller to the other party under this Agreement, [***]. Such late fee interest [***]. The imposition and payment of a late fee shall not constitute a waiver of the rights of the Buyer with respect to such payment default. In no event shall any late fee interest owed or paid under this Section 6.4 be counted toward Purchased Receivables. Section 6.5 Reports and Communications with Licensee or the DTM Licensors. (a) Subject to the Relevant Obligations (provided that if the Relevant Obligations prevent the sharing of any documents or information, then the Seller shall provide to the Buyer [***]. (b) [***]. Section 6.6 Option Payment. The Buyer shall have the option at its sole discretion, at any time during the term of this Agreement, to repurchase, on behalf of the Seller, all, but not less than all, of the UiE Purchased Interest from UiE at a repurchase price equal to the Call Payment payable by the Seller in accordance with Section 2.02(c) of the UiE Agreement (such payment, the “Option Payment”), and, in connection therewith [***]. Once the Buyer pays the Option Payment in full to UiE on behalf of the Seller on the Call Closing Date in accordance with Section 2.02(c) of the UiE Agreement, beginning on the Call Closing Date and during the term of this Agreement, no further amounts will be deducted from “Net Milestone Payments” and “Net Royalty Payments” in respect of the UiE Purchased Interest under item (iii) of each of those definitions hereunder. For the avoidance of doubt, and notwithstanding anything in this Agreement to the contrary, at no time shall the Buyer have any rights, expressed or implied (even as a third party beneficiary), under the UiE Agreement and the Buyer’s rights and obligations in respect of Net Milestone Payments and Net Royalty Payments (including with respect to any Remaining UiE Purchased Interest) shall arise solely under this Agreement. Section 6.7 Inspections and Audits of Licensee. If either party hereto desires to cause an audit or inspection by an independent public accounting firm under Section 6.5 of the License Agreement to be made for the purpose of determining the correctness of the Royalty paid under the License Agreement, then the Seller and the Buyer agree to consult in good faith with each other in connection therewith. Following such consultation, the Seller may, and if requested by the Buyer, shall, to the extent permitted under Section 6.5 of the License Agreement, cause such an inspection or audit to be made. Subject to the terms and conditions of Section 6.5 of the License Agreement, the Seller shall, for purposes of Section 6.5 of the License Agreement, select such independent public accounting firm as reasonably designated by the Buyer for such purpose (as long as such independent certified public accountant is reasonably acceptable to Licensee and otherwise meets the requirements of Section 6.5 of the License Agreement). The party hereto requesting hereunder that such an inspection or audit be made shall pay the expenses associated therewith (including the fees and expenses of such independent public accounting firm designated for such purpose) that would otherwise be borne by the Seller pursuant to the License

21 Agreement (if and as such expenses are actually incurred by the Seller); provided, however, that, if, following the completion of such an inspection or audit requested by the Buyer hereunder, Licensee reimburses the Seller for the expenses of such inspection or audit pursuant to Section 6.5 of the License Agreement, the Seller shall [***] following receipt by the Seller of such reimbursement remit the amount of such reimbursement to the Buyer to the extent that the Buyer paid such reimbursed expenses. Subject to the Relevant Obligations (provided that if the Relevant Obligations prevent the sharing of any documents or information, then the Seller shall provide to the Buyer a written summary of all information that is subject to the Relevant Obligations that the Seller reasonably believes is material), the Seller shall deliver to the Buyer a copy of the results of any inspection or audit conducted pursuant to Section 6.5 of the License Agreement [***] following the Seller’s receipt thereof. Section 6.8 Amendment or Waiver of Related Agreements. The Seller shall not, [***], the Seller shall furnish a copy of the same to the Buyer. Section 6.9 Assignment of Related Agreements and Product Patents. (a) The Seller shall not, without the Buyer’s prior written consent (such consent to be granted or withheld in the sole discretion of the Buyer), sell, assign or otherwise transfer all or any portion of its interest under any of the Related Agreements (including any of its rights or obligations thereunder), except in connection with an assignment of this Agreement in its entirety in accordance with Section 10.3 to an assignee permitted thereunder. (b) The Seller shall not, without the Buyer’s prior written consent (such consent to be granted or withheld in the sole discretion of the Buyer), sell, assign or otherwise transfer all or any portion of its interest in the Product Patents, except in connection with an assignment of this Agreement in its entirety in accordance with Section 10.3 to an assignee permitted thereunder. Section 6.10 Maintenance of Related Agreements. The Seller shall comply in all material respects with its obligations under the Related Agreements, and the Seller shall not, and shall ensure that none of its Affiliates or (sub)licensees, take any action or forego any action that would reasonably be expected to constitute a breach thereof or default thereunder. [***], the Seller shall give notice thereof to the Buyer, including delivering the Buyer a copy of any such written notice or a detailed written summary of any such oral notice. The Seller shall consult with the Buyer regarding such alleged breach or default and shall use its commercially reasonable efforts to promptly cure any such breach or default and, in any case, shall give written notice [***]. Section 6.11 Enforcement of Related Agreements. (a) Notice of Breaches by Licensee or the DTM Licensors. [***], the Seller shall provide notice of such breach to the Buyer. (b) Enforcement of Related Agreements. [***]. (c) Allocation of Proceeds and Costs of Enforcement. Except as otherwise provided in Section 6.11(b), [***]. Section 6.12 Termination of Related Agreements. Without the prior written consent of the Buyer (such consent to be granted or withheld in the sole discretion of the Buyer), the Seller shall not exercise any right to terminate, or agree with Licensee or the DTM Licensors to terminate, or take, or permit any Affiliate or (sub)licensee to take, any action that would reasonably be expected to give Licensee or the DTM Licensors the right to terminate, the Related Agreements in their entirety or in part. Section 6.13 New Arrangements. (a) Without limiting the provisions of this Article 6 or any other rights or remedies the Buyer may have under this Agreement, if (x) Licensee communicates a desire or intent to terminate the License Agreement, (y) Licensee sends a notice of termination of the License Agreement, or (z) the License Agreement is

22 terminated, in each case ((x), (y), and (z)), in whole or in part and prior to the expiration of the License Agreement in accordance with Section 10.1 of the License Agreement: (i) The Buyer and the Seller shall discuss and consider in good faith the scope of the Seller’s commercialization capabilities (including consideration of the ability of the Seller or an Affiliate to maximize Licensed Product sales) as of such time and, if the Buyer and the Seller, acting reasonably, mutually agree that the Seller’s commercialization capabilities are sufficient to commercialize a Licensed Product in part or all of the Territory, then the Seller may elect to use commercially reasonable efforts (itself or via an Affiliate) to commercialize a Licensed Product itself in part or all of such portion of the Territory, subject to the Seller and the Buyer entering into a synthetic royalty purchase agreement that contains substantially similar economic terms and conditions as the economic terms and conditions of this Agreement, and the Seller and the Buyer shall cooperate with one another to make mutually agreed amendments to this Agreement in connection with such funding arrangement. If the Seller so elects, it shall consult with the Buyer in good faith regarding its commercialization activities. (ii) If the Seller does not elect to commercialize a Licensed Product in any portion of the Territory or the Buyer and the Seller mutually conclude, after good faith discussion and consideration, that there is any portion of the Territory in which the Seller lacks the requisite capabilities to commercialize a Licensed Product, then, the Seller will use commercially reasonable efforts to act as reasonably instructed by the Buyer to negotiate and enter into a license, assignment or transfer agreement with Licensee for the regulatory filings and approvals, data, know-how and Product Patents owned, in-licensed, or otherwise controlled by Licensee, including a license to the Organon Patents that are owned, in-licensed, or otherwise controlled by Licensee pursuant to the Reversion License (as defined in the License Agreement) granted under Section 10.6.6(a) of the License Agreement, Daré Patents, Joint Patents and the Licensee Product Patents, in each case, that are necessary or reasonably useful to research, develop, manufacture, use, market, sell, offer for sale, import, distribute or otherwise exploit Licensed Products in the Field in the Territory; provided that [***]. (iii) The Seller shall use commercially reasonable efforts to negotiate, as reasonably instructed by the Buyer, a license under the Product Patents with a Third Party, pursuant to which such Third Party will be granted rights to research, develop, manufacture, use, market, sell, offer for sale, import, distribute or otherwise exploit the Licensed Products in the Field in the Territory for any purpose that Licensee would have been permitted to research, develop, manufacture, use, market, sell, offer for sale, import or distribute the Licensed Products in the Field in the Territory under the License Agreement, subject to rights retained by Licensee following such termination pursuant to Section 10.6 or 10.7 of the License Agreement; provided, however, that (a) the Seller shall not be required to grant licenses broader than those set forth in the License Agreement or otherwise agree to terms, conditions and limitations (including financial and other terms) that are, in the aggregate, materially less favorable to the Seller and (as a result of the Buyer’s purchase hereunder) the Buyer than those contained in the License Agreement and (b) the Seller shall not agree to financial terms that are, in the aggregate, materially less favorable to the Seller (taking into account the transactions under this Agreement) and (as a result of the Buyer’s purchase hereunder) the Buyer (such replacement license, a “New Arrangement”). The Seller and the Buyer shall each provide reasonable assistance to and cooperate with the other in connection with the negotiation of, and entry into, such New Arrangement, which shall not become effective earlier than the effective date of such termination of the License Agreement and shall require the advance written consent of the Buyer and the Seller (which consent of the Seller shall not be unreasonably withheld, conditioned or delayed), and, if reasonably required, the consent of the DTM Licensors. Except in the case of the termination of the License Agreement by Licensee pursuant to Section 10.3.1 of the License Agreement, the Buyer shall reimburse the Seller for [***]. (b) Without limiting Section 6.13(a), the Seller agrees to execute and deliver a new license agreement to the applicable Third Party (each, a “New License Agreement”) effectuating such New Arrangement that satisfies the foregoing requirements of Section 6.13(a) and contains such other reasonable terms as may be

23 required or customarily included by the Seller and agreed to by the Buyer. Thereafter, each New License Agreement shall be included for all purposes in the definition of “License Agreement” under this Agreement, any payments that are equivalent to the Royalty or the Milestone Payments payable under such New License Agreement and any rights similar shall be included for all purposes under this Agreement, and the Seller’s and the Buyer’s rights and obligations under this Agreement in respect of the License Agreement shall apply in respect of their rights and obligations under the New License Agreement mutatis mutandis, in each case without any further action by the parties hereto to amend this Agreement or the Bill of Sale. Section 6.14 No Impairment of the Purchased Receivables. Notwithstanding anything herein to the contrary, the Seller shall not (i) impose any Lien upon, or otherwise sell, transfer, hypothecate, assign, convey title (in whole or in part), grant any right to, or otherwise dispose of any portion of the Purchased Receivables, or (ii) knowingly take any action or knowingly fail to act in a manner, in each case, that would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 6.15 Enforcement; Defense; Prosecution and Maintenance. (a) The Buyer and the Seller shall promptly inform each other of any actual or suspected infringement by a Third Party they become aware of with respect to any of the Product Patents or any other Patent claiming the composition of matter of, or the method of making or using, any Licensed Product. Subject to the Relevant Obligations (provided that if the Relevant Obligations prevent the sharing of any documents or information, then the Seller shall provide to the Buyer a written summary of all information that is subject to the Relevant Obligations that the Seller reasonably believes is material), the Seller shall provide to the Buyer such documentation and information as the Buyer reasonably requests in connection with any such infringement and any action arising therefrom, including communications between Licensee and the Seller under Section 9.3 of the License Agreement, in each case [***]. (b) Subject to Section 9.3 of the License Agreement, [***]. Subject to Section 9.3 of the License Agreement, [***]. Without limiting Section 9.3.4 of the License Agreement, [***]. In each such case, [***]. (c) The Seller shall (as Mutually Agreed, and only to the extent permitted under Article 9 of the License Agreement), with respect to any Daré Patents and Joint Patents for which the Seller has the right to control the prosecution and maintenance or enforcement or defense under Article 9 of the License Agreement, as applicable, (i) take any and all actions, and prepare, execute, deliver and file any and all agreements, documents and instruments, that are reasonably necessary or desirable (x) to diligently prosecute, preserve and maintain any Daré Patents and Joint Patents, including payment of maintenance fees or annuities on any such Daré Patents and Joint Patents and (y) seek to extend the term of any such Daré Patents and Joint Patents or exclusivity period for a Licensed Product (including any patent term extension(s) or supplementary protection certificate(s) with respect to any such Daré Patents or Joint Patents or regulatory exclusivity periods with respect to a Licensed Product, or the like); (ii) prosecute any corrections, substitutions, reissues, reviews, reexaminations and any other forms of patent term restoration of any Daré Patents and Joint Patents for which it has the right to control the prosecution and maintenance under Article 9 of the License Agreement; (iii) diligently enforce and defend any such Daré Patents and Joint Patents for which it has the right to control the enforcement or defense under Article 9 of the License Agreement, including by bringing any legal action for infringement in accordance with Section 6.15(b) and defending any counterclaim of invalidity or unenforceability or action of a Third Party for declaratory judgment of non-infringement or non-interference in accordance with Section 6.15(b); and (iv) not disclaim or abandon, or fail to take any action necessary or desirable to prevent the disclaimer or abandonment (including through lack of enforcement against Third Party infringers) of, any such Daré Patents and Joint Patents for which it controls the prosecution and maintenance in accordance with Article 9 of the License Agreement. The Buyer (A) shall [***]. (d) [***]. Upon Buyer’s request (not to exceed [***]), the Seller agrees to use its commercially reasonable efforts to obtain from Licensee, and deliver to the Buyer, a complete and accurate, to the Knowledge of the Seller, docket report for all Product Patents; provided that if the Seller is unable to obtain such a docket report from Licensee in any given year, the Seller shall deliver a complete and accurate, to the Knowledge of the Seller, docket report for all Product Patents.

24 (e) [***]. The parties hereto shall enter into the Bilateral Common Interest and Joint Privilege Agreement at the Closing in accordance with Section 3.4, and the Seller acknowledges and agrees that it will not object to the Buyer participating in such action, suit or other proceeding or such meeting or discussion, and will not assert that such participation could adversely affect the maintenance by the Seller of any applicable attorney-client privilege. Section 6.16 UiE Agreement Tranches. The Seller shall not, without the Buyer’s prior written consent (such consent to be granted or withheld in the sole discretion of the Buyer), exercise its rights under Section 2.03(b) of the UiE Agreement to receive from UiE the Supplemental Discretionary Investment Amount 1, the Supplemental Discretionary Investment Amount 2, or the Supplemental Discretionary Investment Amount 3. Section 6.17 Further Assurances. After the Closing, the Seller and the Buyer agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to give effect to the transactions contemplated by this Agreement. Section 6.18 Tax Matters. (a) Notwithstanding anything to the contrary in this Agreement, the Seller and the Buyer shall treat the transactions contemplated by this Agreement as a sale of the Purchased Receivables for U.S. federal, state, local and non-U.S. Tax purposes. The parties hereto shall cooperate to effect the foregoing treatment for U.S. federal, state, local and non-U.S. Tax purposes in the event that, notwithstanding the Licensee Instruction Letter, Licensee, any (sub)licensee or any other Person makes any future remittance of Purchased Receivables payments to the Seller which the Seller must remit to the Buyer pursuant to Section 6.2(a). The parties hereto agree to cooperate with one another and use reasonable efforts (including in the case of the Seller, to use commercially reasonable efforts to cause Licensee) to reduce, mitigate and eliminate tax withholding or similar obligations in respect of any Royalty payments, including assisting one another to claim the benefits of any applicable tax treaty or other available reduction or exemption from any such Taxes imposed, and by making claims for refunds of withholding tax. (b) The parties hereto agree not to take any position that is inconsistent with the provisions of this Section 6.18 on any Tax return or in any audit or other administrative or judicial proceeding unless (i) the other party hereto has consented in writing to such actions, or (ii) required to do otherwise pursuant to a “determination” within the meaning of Section 1313(a) of the Code. If there is an inquiry by any Governmental Entity of the Seller or the Buyer related to this Section 6.18, the parties hereto shall cooperate with each other in responding to such inquiry in a reasonable manner consistent with this Section 6.18. (c) Notwithstanding anything to the contrary in this Agreement, each of the Buyer and the Seller shall be entitled to withhold and deduct (or cause to be withheld and deducted) from any amount payable under this Agreement to the other party any Tax that the Buyer or the Seller, as applicable, determines that it is required to withhold and deduct under applicable law, and any such amount withheld and deducted shall be treated for all purposes of this Agreement as being paid to the other party; provided that each of the Buyer and the Seller shall give the other party prior notice and the opportunity, in good faith, to contest and prevent or mitigate such withholding and deduction; provided further, that Buyer and Seller agree no U.S. federal withholding tax applies in respect of the transaction if Seller timely provides a duly executed IRS Form W-9 indicating that it is not subject to backup withholding in accordance with Section 3.6 and there is no change in applicable law. The parties hereto shall use commercially reasonable efforts to give or cause to be given to the other party hereto such assistance and such information concerning the reasons for withholding or deduction (including, in reasonable detail, the method of calculation for the deduction or withholding thereof) as may be reasonably necessary to enable the Buyer or the Seller, as applicable, to claim exemption therefrom, or credit therefor, or relief (whether at source or by reclaim, or by claiming the benefits of an applicable tax treaty) therefrom, and, in each case, shall furnish the Buyer or the Seller, as applicable, with proper evidence of the taxes withheld and deducted and remitted to the relevant taxing authority. Each party agrees (i) to notify the other in writing if (A) such party becomes ineligible to use or deliver the Form W-9 delivered under Section 3.6 or Section 3.7, as applicable, or (B) the Form W-9 delivered under Section 3.6 or Section 3.7, as applicable, ceases to be accurate or complete, and (ii) to provide (to the extent it is legally eligible to do so) any additional Tax forms that a party may reasonably request.

25 ARTICLE 7 CONFIDENTIALITY Section 7.1 Confidentiality. Except as provided in this Article 7 or otherwise agreed in writing by the parties, the parties hereto agree that, during the term of this Agreement and for [***] thereafter, each party (the “Receiving Party”) shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as provided for in this Agreement (which includes the exercise of any rights or the performance of any obligations hereunder) any information furnished to it by or on behalf of the other party (the “Disclosing Party”) pursuant to the Existing Confidentiality Agreement (as defined below) or this Agreement (such information, “Confidential Information” of the Disclosing Party), except for that portion of such information that: (a) was already known to the Receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the Receiving Party in breach of this Agreement; (d) is independently developed by the Receiving Party or any of its Affiliates, as evidenced by written records, without the use of or reference of the Confidential Information; or (e) is subsequently disclosed to the Receiving Party on a non-confidential basis by a Third Party without obligations of confidentiality with respect thereto. Section 7.2 License Agreement Terms. (a) Either party may disclose Confidential Information with the prior written consent of the Disclosing Party or to the extent such disclosure is reasonably necessary in the following situations: (i) prosecuting or defending litigation; (ii) complying with applicable laws and regulations, including regulations promulgated by securities exchanges; (iii) complying with a valid order of a court of competent jurisdiction or other Governmental Entity; (iv) for regulatory, tax or customs purposes; (v) for audit purposes, provided that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non-use prior to any such disclosure; (vi) disclosure to its Affiliates and Representatives on a need-to-know basis, provided that each recipient of Confidential Information must be bound by customary obligations of confidentiality and non-use prior to any such disclosure; (vii) disclosure to its actual or potential investors and co-investors, and other sources of funding, including debt financing, or potential partners, collaborators or acquirers, and their respective accountants, financial advisors and other professional representatives, provided, that such disclosure shall be made only to the extent customarily required to consummate such investment, financing transaction partnership, collaboration or acquisition and that each recipient

26 of Confidential Information must be bound by customary obligations of confidentiality and non- use prior to any such disclosure; or (viii) as is necessary in connection with a permitted assignment pursuant to Section 10.3. (b) Notwithstanding the foregoing, in the event the Receiving Party is required to make a disclosure of the Disclosing Party’s Confidential Information pursuant to Section 7.2(a)(i), (ii), (iii) or (iv), it will, [***]. In any event, the Buyer shall not file any patent application based upon or using the Confidential Information of Seller provided hereunder. Section 7.3 License Agreement Terms. Notwithstanding the foregoing, in the event the confidentiality and non-use terms of the License Agreement are more stringent than those set forth in this Article 7, then the Buyer agrees to be bound by such more stringent terms in respect of Confidential Information (as defined in the License Agreement) of Licensee received hereunder by the Buyer. Section 7.4 Termination of Confidentiality Agreement. Effective upon the date hereof, that certain Confidentiality Agreement, dated [***], between the Buyer and the Seller (the “Existing Confidentiality Agreement”) shall terminate and be of no further force or effect, and shall be superseded by the provisions of this Article 7. ARTICLE 8 INDEMNIFICATION Section 8.1 General Indemnity. Subject to Section 8.3, from and after the Closing: (a) the Seller hereby agrees to indemnify, defend and hold harmless the Buyer and its Affiliates and its and their directors, managers, trustees, officers, agents and employees (the “Buyer Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Buyer Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Seller in this Agreement or (ii) any breach of any of the covenants or agreements of the Seller in this Agreement; provided, however, that the foregoing shall exclude any indemnification to any Buyer Indemnified Party (A) [***], (B) that results from the failure of Licensee to perform any of its obligations under the License Agreement, unless (x) arising or resulting from the breach or default by the Seller of or under the License Agreement or this Agreement or (y) arising or resulting from any actions by or on behalf of the Seller, (C) that results from the gross negligence, willful misconduct, or fraud of any Buyer Indemnified Party, (D) for any matter in respect of which any Seller Indemnified Party would be entitled to indemnification under Section 8.1(b), or (E) to the extent resulting from acts or omissions of the Seller that are in accordance with specific written instructions from the Buyer; and (b) the Buyer hereby agrees to indemnify, defend and hold harmless the Seller and its Affiliates and its and their directors, officers, agents and employees (the “Seller Indemnified Parties”) from, against and in respect of all Losses suffered or incurred by the Seller Indemnified Parties to the extent arising out of or resulting from (i) any breach of any of the representations or warranties (in each case, when made) of the Buyer in this Agreement or (ii) any breach of any of the covenants or agreements of the Buyer in this Agreement; provided, however, that the foregoing shall exclude any indemnification to any Seller Indemnified Party (A) that results from the gross negligence, willful misconduct, or fraud of any Seller Indemnified Party, (B) for any matter in respect of which any Buyer Indemnified Party would be entitled to indemnification under Section 8.1(a), or (C) to the extent resulting from acts or omissions of the Buyer that are in accordance with specific written instructions from the Seller. Section 8.2 Notice of Claims. If either a Buyer Indemnified Party, on the one hand, or a Seller Indemnified Party, on the other hand (such Buyer Indemnified Party on the one hand and such Seller Indemnified Party on the other hand being hereinafter referred to as an “Indemnified Party”), has suffered or incurred any Losses for which indemnification may be sought under this Article 8, the Indemnified Party shall so

27 notify the other party from whom indemnification is sought under this Article 8 (the “Indemnifying Party”) [***]. If any claim, action, suit or proceeding is asserted or instituted by or against a Third Party with respect to which an Indemnified Party intends to claim any Loss under this Article 8, such Indemnified Party shall promptly notify the Indemnifying Party of such claim, action, suit or proceeding and tender to the Indemnifying Party the defense of such claim, action, suit or proceeding. Subject to Section 8.6, a failure by an Indemnified Party to give notice and to tender the defense of such claim, action, suit or proceeding in a timely manner pursuant to this Section 8.2 shall not limit the obligation of the Indemnifying Party under this Article 8, except to the extent such Indemnifying Party is actually prejudiced thereby. Section 8.3 Limitations on Liability. (a) Neither the Seller nor the Buyer shall have any liability for Losses under this Agreement and the Synthetic Royalty Purchase Agreement unless and until the aggregate amount of all Losses incurred by the Indemnified Party under this Agreement and the Synthetic Royalty Purchase Agreement equals or exceeds [***]. (b) Except for claims arising from any breach by any party hereto of its confidentiality obligations under Article 7 or any Losses due to any fraud, gross negligence, willful misconduct, intentional misrepresentation or intentional breach, no party hereto shall be liable for any indirect, consequential (including lost profits), punitive, special or incidental damages under this Article 8 (and no claim for indemnification hereunder shall be asserted) as a result of any breach or violation of any covenant or agreement of such party (including under this Article 8) in or pursuant to this Agreement. Notwithstanding the foregoing, the Buyer shall be entitled to make indemnification claims, in accordance with the procedures set forth in this Article 8, for all such Losses that include any portion of the Purchased Receivables that the Buyer was entitled to receive but did not receive timely or at all due to any indemnifiable events under this Agreement, and such portion of the Purchased Receivables shall not be deemed indirect, consequential (including lost profits), punitive, special or incidental damages for any purpose of this Agreement; provided, however, that the Seller shall have no liability to the Buyer for any Permitted Reduction or Credit Event. (c) Notwithstanding anything in this Agreement to the contrary, (i) in no event shall the Seller’s aggregate liability for all Losses (A) pursuant to Section 8.1(a)(i) of this Agreement and (B) pursuant to Section 8.1(a)(i) under the Synthetic Royalty Purchase Agreement (including Losses for breaches of representations and warranties of the Seller under any traditional royalty purchase agreement(s) entered into in accordance with Section 6.8(c)(ii) or Section 6.8(e)(ii) of the Synthetic Royalty Purchase Agreement) exceed in the aggregate the Losses Cap; and (ii) in no event shall the Buyer’s aggregate liability for all Losses (A) pursuant to Section 8.1(b)(i) of this Agreement and (B) pursuant to Section 8.1(b)(i) under the Synthetic Royalty Purchase Agreement (including Losses for breaches of representations and warranties of the Buyer under any traditional royalty purchase agreement(s) entered into in accordance with Section 6.8(c)(ii) or Section 6.8(e)(ii) of the Synthetic Royalty Purchase Agreement) exceed in the aggregate the Losses Cap. Notwithstanding the foregoing, the limitations set forth in this Section 8.3(c) shall not apply to Losses arising out of any fraud, gross negligence, willful misconduct, intentional misrepresentation or intentional breach. Section 8.4 Third Party Claims. Following the receipt of notice provided by an Indemnified Party pursuant to Section 8.2 of the commencement of any action, suit or proceeding against such Indemnified Party by a Third Party with respect to which such Indemnified Party intends to claim any Loss under this Article 8, an Indemnifying Party shall have the right to defend such claim, at such Indemnifying Party’s expense and with counsel of its choice reasonably satisfactory to the Indemnified Party. If the Indemnifying Party assumes the defense of such claim, the Indemnified Party shall, at the request of the Indemnifying Party, use commercially reasonable efforts to cooperate in such defense; provided that the Indemnifying Party shall bear the Indemnified Party’s reasonable out-of-pocket costs and expenses incurred in connection with such cooperation. If the Indemnifying Party is conducting the defense of such claim as provided in this Section 8.4, the Indemnified Party may retain separate co-counsel at its own expense and may participate in the defense of such claim. The Indemnifying Party shall not consent to the entry of any Judgment or enter into any settlement with respect to such claim without the prior written consent of the Indemnified Party unless such Judgment or settlement (i) provides for the payment by the Indemnifying Party of money as sole relief (if any) for the claimant (other than customary and reasonable confidentiality obligations arising out of, relating to, or in connection with such claim, Judgment or settlement), (ii) results in the full and general release of the Indemnified Party from all liabilities arising out of, relating to or in

28 connection with such claim and (iii) does not involve a finding or admission of any violation of any law, rule, regulation or Judgment, or the rights of any Person, and has no effect on any other claims that may be made against the Indemnified Party. In the event the Indemnifying Party does not or ceases to conduct the defense of such claim as so provided, (x) subject to the limitations set forth in this Section 8.4, the Indemnified Party may defend against, and consent to the entry of any Judgment or enter into any settlement with respect to, such claim in any manner it may reasonably deem to be appropriate, (y) subject to the limitations set forth in Section 8.3, the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically for the reasonable out-of-pocket costs of defending against such claim, including reasonable attorneys’ fees and expenses against reasonably detailed invoices, and (z) the Indemnifying Party shall remain responsible for any Losses the Indemnified Party may suffer as a result of such claim to the full extent provided in this Article 8. Section 8.5 Exclusive Remedy. Except as set forth in Section 10.10, from and after Closing, the rights of the parties hereto pursuant to (and subject to the conditions of) this Article 8 shall be the sole and exclusive remedy of the parties hereto and their respective Affiliates with respect to any claims (whether based in contract, tort or otherwise) resulting from or relating to any breach of the representations, warranties, covenants and agreements made under this Agreement or any certificate, document or instrument delivered hereunder, and each party hereto hereby waives, to the fullest extent permitted under applicable law, and agrees not to assert after Closing, any other claim or action in respect of any such breach. Notwithstanding the foregoing, claims for common law fraud shall not be waived or limited in any way by this Article 8. Section 8.6 Time Limitations. (a) The Seller shall have liability under Section 8.1(a)(i) only if, on or prior to the date that is [***] after the Closing Date, the Buyer notifies the Seller of a claim in respect of such breach, specifying the factual basis of such claim in reasonable detail (other than [***], collectively, the “Fundamental Representations”, as to which any claims may be made at any time until the date that is [***] after the termination of this Agreement). (b) The Buyer shall have liability under Section 8.1(b)(i), only if, on or prior to the date that is [***] after the Closing Date, the Seller notifies the Buyer of a claim in respect of such breach, specifying the factual basis of such claim in reasonable detail (other than ***]), as to which any claims may be made at any time until the date that is [***] after the termination of this Agreement). Section 8.7 Tax Treatment for Indemnification Payments. Any indemnification payments made pursuant to this Article 8 will be treated as an adjustment to the Purchase Price for U.S. federal income tax purposes to the fullest extent permitted by applicable law. ARTICLE 9 TERMINATION Section 9.1 Grounds for Termination. This Agreement may be terminated at any time by mutual written agreement of the Buyer and the Seller. Section 9.2 Automatic Termination. Unless earlier terminated as provided in Section 9.1, this Agreement shall continue in full force and effect until sixty (60) days after the full satisfaction of any amounts due under the License Agreement to the Seller and any payments in respect of the Purchased Receivables due under this Agreement to the Buyer, at which point this Agreement shall automatically terminate, except with respect to any rights and obligations that shall have accrued prior to such termination. Section 9.3 Survival. Notwithstanding anything to the contrary in this Article 9, the following provisions shall survive termination of this Agreement: Section 2.4 (True Sale), Section 6.1 (Disclosures), Section 6.2 (Payments Received in Error), Section 6.3 (Royalty Reduction and Milestone Reduction), Section 6.4 (Late Fee), Section 6.7 (Inspections and Audits of Licensee) (for the period set forth in Section 6.5 of the License Agreement), Article 7 (Confidentiality) (for the period set forth in Section 7.1, provided that, solely with respect to Confidential Information (as defined in the License Agreement) of Licensee, for the period of [***] after expiration or termination of the License Agreement as set forth in Section 10.7 of the License Agreement), Article 8

29 (Indemnification), this Section 9.3 (Survival) and Article 10 (Miscellaneous). Termination of this Agreement shall not relieve any party hereto of liability in respect of breaches under this Agreement by any party on or prior to termination. In addition, in the event the License Agreement is terminated prior to the date on which all Daré Patents and Joint Patents within the Product Patents have expired or been abandoned, Section 6.13 (New Arrangements) shall survive the termination of this Agreement until the expiration of the License Agreement in accordance with Section 10.1 of the License Agreement. ARTICLE 10 MISCELLANEOUS Section 10.1 Notices. All notices and other communications under this Agreement shall be in writing and shall be by email with PDF attachment, courier service or personal delivery to the following addresses, or to such other addresses as shall be designated from time to time by a party hereto in accordance with this Section 10.1: If to the Seller: Daré Bioscience, Inc. 3655 Nobel Drive, Suite 260 San Diego, CA 92122 Attention: [***] Email: [***] With a copy to: Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. 919 Third Avenue New York, NY 10022 Attention: Richard Gervase, Esq. Email: RGervase@mintz.com If to the Buyer: XOMA (US) LLC 2200 Powell Street Suite 310 Emeryville, CA 94608 Attention: [***] Email: [***] With a copy to: Gibson, Dunn & Crutcher LLP One Embarcadero Center, Suite 2600 San Francisco, CA 94111 Attention: Ryan Murr; Todd Trattner Email: rmurr@gibsondunn.com; ttrattner@gibsondunn.com All notices and communications under this Agreement shall be deemed to have been duly given (i) when delivered by hand, if personally delivered; (ii) as of the date transmitted by email if such email is delivered prior to 5:00 P.M., San Francisco time, on a Business Day or the next Business Day after the date transmitted by email if such email is delivered on a day that is not a Business Day or after 5:00 P.M., San Francisco time, on any Business Day, provided that notice shall not be deemed given or effective if the sender receives an automatic system-generated response that such email was undeliverable; (iii) upon receipt when sent via certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (iv) one Business

30 Day following sending within the United States by overnight delivery via commercial one-day overnight courier service, in all cases of (i), (iii) and (iv), with a copy emailed to the recipient at the applicable email address. Section 10.2 Expenses. Upon the Closing Date, the Seller shall promptly reimburse the Buyer for all its reasonable and documented out-of-pocket fees, costs, and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and the Synthetic Royalty Purchase Agreement, and to consummate the transactions contemplated hereby and thereby up to an aggregate maximum of ***] (the “Buyer Transaction Expenses”). [***]. Except for the Buyer Transaction Expenses and as otherwise provided herein, all fees, costs and expenses (including any legal, accounting and banking fees) incurred in connection with the preparation, negotiation, execution and delivery of this Agreement and to consummate the transactions contemplated hereby shall be paid by the party hereto incurring such fees, costs and expenses. Section 10.3 Assignment. (a) Neither party hereto shall sell, assign or otherwise transfer all or any portion of its interest (including its rights or obligations) under this Agreement without the prior written consent of the other party hereto (such consent not to be unreasonably withheld, conditioned or delayed). (b) Notwithstanding the foregoing clause (a), the Seller may assign this Agreement in its entirety without the Buyer’s prior written consent, (i) to an Affiliate of the Seller, (ii) in connection with a Change of Control of the Seller, or (iii) to any Third Party that acquires all or substantially all of the Seller’s business to which this Agreement relates, whether by merger, sale of assets or otherwise, so long as (A) such Third Party acquires all of the Seller’s interest in all of the Licensed Products, Daré Patents, Joint Patents, the License Agreement, the DTM License, and this Agreement and (B) upon closing any such transaction, the Seller causes such Person to deliver a writing to the Buyer in which (x) if such Third Party is not Licensee, such Third Party assumes all of the obligations of the Seller to the Buyer under this Agreement, and (y) if such Third Party is Licensee, Licensee assumes all of the obligations of the Seller to the Buyer hereunder and agrees to pay the Purchased Receivables to the Buyer notwithstanding any subsequent termination of the License Agreement by Licensee. (c) Notwithstanding the foregoing clause (a) following the Closing, the Buyer may assign any portion of its rights or obligations under this Agreement or this Agreement in its entirety to an Affiliate or a Third Party that [***], without the Seller’s prior written consent; provided that (i) the assignment is permitted by the License Agreement [***] and any New License Agreement, (ii) the Buyer promptly notifies the Seller of such assignment, (iii) [***], (iv) the assignee complies with Section 3.7 (replacing “Buyer” wherever it appears with such assignee and replacing the “Closing” with the date that such assignee acquires an interest in the Buyer’s rights hereunder), and (v) upon closing any such transaction, the Buyer causes the assignee to deliver a writing to the Seller in which such assignee agrees to be bound by the terms of such obligations, or if this Agreement is assigned in its entirety, by the terms of this Agreement. (d) This Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective permitted successors and assigns. Any purported assignment in violation of this Section 10.3 shall be null and void. Section 10.4 Amendment and Waiver. (a) This Agreement may be amended, modified or supplemented only in a writing signed by each of the parties hereto. Any provision of this Agreement may be waived only in a writing signed by the parties hereto granting such waiver. (b) No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No course of dealing between the parties hereto shall be effective to amend, modify, supplement or waive any provision of this Agreement.

31 Section 10.5 Entire Agreement. This Agreement, the Exhibits annexed hereto and the Disclosure Schedule constitute the entire understanding between the parties hereto with respect to the subject matter hereof and supersede all other understandings and negotiations with respect thereto. Section 10.6 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Seller and the Buyer and their permitted successors and assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties hereto and such successors and assigns, any legal or equitable rights hereunder; except that the Indemnified Parties shall be third party beneficiaries of the benefits provided for in Article 8 (Indemnification) of this Agreement and Organon shall be an express third party beneficiary of the provisions set forth in Article 7 (Confidentiality) of this Agreement. Section 10.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. Section 10.8 JURISDICTION; VENUE. (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS RESPECTIVE PROPERTY AND ASSETS, TO THE EXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, AND THE BUYER AND THE SELLER HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BUYER AND THE SELLER HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LAW. EACH OF THE BUYER AND THE SELLER HEREBY SUBMITS TO THE EXCLUSIVE PERSONAL JURISDICTION AND VENUE OF SUCH NEW YORK STATE AND FEDERAL COURTS. THE BUYER AND THE SELLER AGREE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT PROCESS MAY BE SERVED ON THE BUYER OR THE SELLER IN THE SAME MANNER THAT NOTICES MAY BE GIVEN PURSUANT TO SECTION 10.1 HEREOF. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT THEREOF. EACH OF THE BUYER AND THE SELLER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (c) EACH PARTY HERETO HEREBY JOINTLY AND SEVERALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT DELIVERED HEREUNDER OR IN CONNECTION HEREWITH, OR ANY TRANSACTION ARISING FROM OR CONNECTED TO ANY OF THE FOREGOING. EACH OF THE PARTIES HERETO REPRESENTS THAT THIS WAIVER IS KNOWINGLY, WILLINGLY, AND VOLUNTARILY GIVEN. Section 10.9 Severability. If any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any situation in any jurisdiction, then, to the extent that the economic and legal substance of the transactions contemplated hereby is not affected in a manner that is materially adverse to

32 either party hereto, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect and the enforceability and validity of the offending term or provision shall not be affected in any other situation or jurisdiction. Section 10.10 Specific Performance. Each of the parties hereto acknowledges and agrees that the other parties hereto may be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached or violated, or in the case of Article 7 (Confidentiality) are threatened to be breached or violated. Accordingly, notwithstanding Section 8.5, each of the parties hereto agrees that, without posting bond or other undertaking, the other parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches or violations of the provisions of this Agreement, or, in the case of Article 7 (Confidentiality), to prevent threatened breaches, and to seek to enforce specifically this Agreement and the terms and provisions hereof in any action, suit or other proceeding instituted in any court of the United States or any state thereof having jurisdiction over the parties hereto and the matter in addition to any other remedy to which it may be entitled, at law or in equity. Each party hereto further agrees that, in the event of any action for specific performance in respect of such breach or violation, it shall not assert that the defense that a remedy at law would be adequate. Section 10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of executed counterparts transmitted by email or other similar means of electronic transmission, including “PDF,” shall be considered original executed counterparts, provided receipt of such counterparts is confirmed. Section 10.12 Relationships of the Parties. The relationship between the Buyer and the Seller is solely that of purchaser and seller, and neither the Buyer nor the Seller has any fiduciary or other special relationship with the other party hereto or any of its Affiliates. This Agreement is not a partnership or similar agreement, and nothing contained herein shall be deemed to constitute the Buyer and the Seller as a partnership, an association, a joint venture or any other kind of entity or legal form for any purposes, including any Tax purposes. The Buyer and the Seller agree that they shall not take any inconsistent position with respect to such treatment in a filing with any Governmental Entity. [Signature Page Follows]

[SIGNATURE PAGE TO THE TRADITIONAL ROYALTY PURCHASE AGREEMENT] IN WITNESS WHEREOF, the parties hereto have caused this Traditional Royalty Purchase Agreement to be executed and delivered by their respective representatives thereunto duly authorized as of the date first above written. DARÉ BIOSCIENCE, INC. By: /s/ Sabrina Johnson Name: Sabrina Martucci Johnson Title: Chief Executive Officer XOMA (US) LLC By: /s/ Bradley J. Sitko Name: Bradley Sitko Title: Chief Investment Officer